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                                                             Exhibit 10.13

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                            SERIES 1996-2 SUPPLEMENT
                       to POOLING AND SERVICING AGREEMENT

                           dated as of October 4, 1996

                                      among

                          BFP RECEIVABLES CORPORATION,
                                 as Transferor,

                        BIG FLOWER PRESS HOLDINGS, INC.,
                                  as Servicer,

                                       and

                    MANUFACTURERS AND TRADERS TRUST COMPANY,
                                   as Trustee

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                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
ARTICLE I              DEFINITIONS; INCORPORATION OF TERMS...................  1
      SECTION 1.1   Definitions .............................................  1
      SECTION 1.2   Incorporation of Terms and Designation of Transaction
                         Documents........................................... 33

ARTICLE II             DESIGNATION........................................... 33
      SECTION 2.1   Designation.............................................. 33
      SECTION 2.2   Group.................................................... 33
      SECTION 2.3   Investor Ownership Percentage............................ 34

ARTICLE III            CONDITIONS TO ISSUANCE; USE OF PROCEEDS............... 34
      SECTION 3.1   Conditions to Issuance................................... 34
      SECTION 3.2   Use of Proceeds.......................................... 35

ARTICLE IV             PAYMENTS AND ALLOCATIONS.............................. 35
      SECTION 4.1   Interest; Additional Amounts............................. 35
      SECTION 4.2   Daily Calculations and Group Allocations................. 35
      SECTION 4.3   Allocations of Daily Group Collections (Other Than
                         in a Group Amortization Period)..................... 35
      SECTION 4.4   Allocations of Daily Group Collections During a Group
                         Amortization Period................................. 38
      SECTION 4.5   Withdrawals from the Equalization Account and
                         Principal Funding Account........................... 40
      SECTION 4.6   Available Subordinated Amount............................ 40
      SECTION 4.7   Write-Offs and Recoveries................................ 41
      SECTION 4.8   Certain Dilution in a Group Amortization Period.......... 42
      SECTION 4.9   Optional Early Pay Out................................... 43
      SECTION 4.10  Reset of Benchmark Percentages and Special
                         Concentration Limits................................ 44
      SECTION 4.11  Modification of Eligibility Criteria..................... 44
      SECTION 4.12  Calculations to be Without Duplication................... 44

ARTICLE V              DISTRIBUTIONS AND REPORTS............................. 46
      SECTION 5.1   Distributions............................................ 46
      SECTION 5.2   Special Distributions on the Refinancing Date............ 48
      SECTION 5.3   Payments in Respect of Transferor Certificate............ 48
      SECTION 5.4   Daily Reports and Monthly Reports........................ 49
      SECTION 5.5   Annual Tax Information................................... 49
      SECTION 5.6   Periodic Perfection Certificate.......................... 49

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                                                                            Page
                                                                            ----
ARTICLE VI             EARLY AMORTIZATION EVENTS............................. 50
      SECTION 6.1   Early Amortization Events................................ 50
      SECTION 6.2   Early Amortization Period................................ 52

ARTICLE VII            OPTIONAL REDEMPTION; TERMINATION...................... 53
      SECTION 7.1   Optional Redemption of Investor Interests................ 53
      SECTION 7.2   Termination.............................................. 53

ARTICLE VIII           MISCELLANEOUS......................................... 54
      SECTION 8.1   Governing Law............................................ 54
      SECTION 8.2   Counterparts............................................. 54
      SECTION 8.3   Severability of Provisions............................... 54
      SECTION 8.4   Amendment, Waiver, Etc................................... 54
      SECTION 8.5   Trustee.................................................. 55
      SECTION 8.6   Instructions in Writing.................................. 55
      SECTION 8.7   Rule 144A................................................ 55
      SECTION 8.8   Supplemental Ratings Requirement......................... 55
      SECTION 8.9   Tax Characterization of the 1996-2 Certificates.......... 55
      SECTION 8.10  Transfer Restrictions and Procedures..................... 56

                                    EXHIBITS

EXHIBIT A           Part 1.  Form of Class A, Series 1996-2 Certificate
                    Part 2.  Form of Class B, Series 1996-2 Certificate
                    Part 3.  Form of Class C, Series 1996-2 Certificate

EXHIBIT B           Form of Daily Report
                    Part 1.  For Use Prior to Group Amortization Period
                    Part 2.  For Use in Group Amortization Period

EXHIBIT C           Form of Monthly Report
                    Part 1.  For Use Prior to Group Amortization Period
                    Part 2.  For Use in Group Amortization Period

EXHIBIT D           Form of Termination Agreement

EXHIBIT E           Form of Certificate to be Given by Certificate Owner

EXHIBIT F           Form of Certificate to be Given by Euroclear or Cedely


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         This SERIES 1996-2 SUPPLEMENT, dated as of October 4, 1996 (this
"Supplement"), is made among BFP RECEIVABLES CORPORATION, a Delaware corporation, as Transferor, BIG FLOWER PRESS HOLDINGS, INC., a Delaware corporation ("Big Flower"), as Servicer, and MANUFACTURERS AND TRADERS TRUST COMPANY, a New York banking corporation, as Trustee.

         Pursuant to the Pooling and Servicing Agreement, dated as of March 19, 1996 (as it may be amended, supplemented or otherwise modified from time to time, and as supplemented hereby, the "Pooling Agreement"), among Transferor, Servicer and Trustee, Transferor may from time to time issue, and direct Trustee to authenticate, on behalf of the Trust, one or more Series of Certificates representing undivided interests in the Transferred Assets. Certain terms applicable to a Series are to be set forth in a Supplement. This Supplement is a "Supplement" as that term is defined in the Pooling Agreement.

         Pursuant to this Supplement, Transferor and Trustee shall create a Series of Certificates ("Series 1996-2") and specify certain of their terms.

ARTICLE I DEFINITIONS; INCORPORATION OF TERMS

         SECTION I.1 Definitions. (a) Capitalized terms used and not otherwise defined herein are used as defined in Appendix A to the Pooling Agreement. This Supplement shall be interpreted in accordance with the conventions set forth in Part B of that Appendix A.

         (b) Each reference in this Supplement to funds on deposit in the Carrying Cost Account, the Equalization Account or the Principal Funding Account (or similar phrase) refers only to funds in the administrative sub-accounts of those Accounts that are allocated to Series in Group I. Unless the context otherwise requires, in this Supplement: (i) each reference to a "Daily Report" or "Monthly Report" refers to a Daily Report or Monthly Report for Group I; (ii) each reference to the "Servicing Fee" refers to the Servicing Fee allocable to Group I; and (iii) each reference to the "Series Collection Allocation Percentage" or the "Series Loss Allocation Percentage" refers to Group I's Series Collection Allocation Percentage or Series Loss Allocation Percentage.

         (c) Each capitalized term defined below relates only to the Series 1996-2 Certificates and to no other Series of Certificates (except to the extent that certain of such terms are explicitly used as defined herein in any Supplement relating to another Series in Group I). Whenever used in this Supplement, the following words and phrases shall have the following meanings:

         "Accumulation Notice" is defined in Section 4.9.

         "Accumulation Period" means the period beginning on the first day of the April, 2002

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Calculation Period and ending on the earlier of (a) the Expected Final Payment
Date and (b) the date, if any, on which an Early Amortization Period begins, provided that there will be no Accumulation Period if an Early Amortization Period commences on or prior to the date specified above for the beginning of the Accumulation Period.

         "Acquisition Amount" is defined in Section 2.3.

         "Additional Amounts" means as to any Series in Group I (other than Series 1996-2), any amounts identified as "Additional Amounts" in the related Supplement. Series 1996-2 has no Additional Amounts.

         "Adjusted Eligible Receivables" means, on any Business Day, the result of (a) the aggregate Unpaid Balance of Eligible Receivables held by the Trust on that day, minus (b) the Unapplied Cash held by the Trust on that day, plus (c) the Unavailable Cash as reflected in the Daily Report for that day.

         "Adjustment Condition" means with respect to any Subject State, that the Trustee and each of S&P and DCR shall have received opinions, prepared by independent accountants or independent attorneys, to the effect that the Trust will not be liable to pay any State Income Tax imposed by such Subject State (whether computed on its own income or the income of Big Flower and its Subsidiaries) and the Modification Condition shall have been satisfied as to such opinions; and provided further that upon the issuance of the Series 1996-2 Certificates, the Adjustment Condition shall be deemed to be satisfied with respect to the States of Maryland, New York, Pennsylvania and Texas.

         "Aged Receivables Ratio" means, as calculated in each Monthly Report as of the Cut-Off Date for the related Calculation Period, a fraction (expressed as a percentage) having (a) a numerator that is the sum of (i) the aggregate Unpaid Balance of Receivables that remained outstanding 151 to 180 days after their respective invoice dates, as determined as of the Cut-Off Date for such Calculation Period, plus (ii) the aggregate Unpaid Balance of Receivables that were written off as uncollectible during the most recently ended Calculation Period and that, if not so written off, would have been outstanding not more than 180 days after their respective invoice dates, as determined as of that Cut-Off Date and (b) a denominator that is the aggregate amount payable pursuant to invoices giving rise to Receivables (without giving effect to any payments received on such invoices) that were generated by the Sellers during the Calculation Period that occurred five Calculation Periods prior to the most recently ended Calculation Period, as determined as of the Cut-Off Date for such prior Calculation Period; provided however that the Aged Receivables Ratio for each Calculation Period set forth below shall be the percentage set forth below opposite such Calculation Period:


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               Calculation Period            Aged Receivables Ratio
               ------------------            ----------------------
                  June 1996                          0.73%
                  May 1996                           0.87%
                  April 1996                         0.76%
                  March 1996                         0.68%
                  February 1996                      1.23%
                  January 1996                       0.66%
                  December 1995                      0.95%
                  November 1995                      0.93%
                  October 1995                       0.53%
                  September 1995                     0.76%
                  August 1995                        0.44%
                  July 1995                          0.46%.

         "Aggregate Apportionment Rate Factor" shall mean (i) if the Adjustment Condition has been satisfied for all Subject States, zero, and (ii) in all other circumstances, the sum of the Specified Apportionment Rate Factors for all Subject States.

         "Alternate Base Rate" means, on any day, a fluctuating rate of interest per annum equal to the higher of:

         (a) the rate of interest announced, from time to time, by the Trustee as its prime, base or reference rate for United States dollar loans made in the United States for any day, and

         (b)   the Federal Funds Rate.

         "Applicable Ratings Factor" means the Class A Ratings Factor, the Class B Ratings Factor or the Class C Ratings Factor, as specified in each calculation where the Applicable Ratings Factor is used.

         "Apportionment Percentage" shall mean, in the case of any Subject State as to which the Adjustment Condition has been met, a percentage equal to 0%, and shall mean, in the case of any other Subject State, as follows: 18.9411% for New Jersey; and for any other states that become Subject States after the date hereof or which were Subject States at any relevant time prior to the date hereof, such percentages as the Transferor shall certify to the Trustee supported by an opinion of independent tax counsel or a nationally respected accounting firm. Such percentage shall take account of any changes in a state's status as a Subject State.


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         "ASA Measuring Period" means, for any Cut Off Date falling in a Group
Amortization Period, the Calculation Period ending on that Cut Off Date (or the portion thereof falling after the Group Amortization Calculation Date, in the case of the first Cut Off Date falling in the Group Amortization Period).

         "Available Subordinated Amount" means, at any time during a Group Amortization Period, the amount calculated pursuant to Section 4.6.

         "Base Amount" means, on any Business Day, the result of the following formula:

         [NER x SCAP x (100%-CRR)] - CASD - CBSD - CCRR - ITR - SITR where:

NER   =  the Net Eligible Receivables as reported in the Daily Report for that
         Business Day.
SCAP  =  the Series Collection Allocation Percentage for that Business Day.
CRR   =  the Class C Reserve Ratio in effect for that Business Day.
CASD  =  the Class A Subordination Deficit for that Business Day.
CBSD  =  the Class B Subordination Deficit for that Business Day.
CCRR  =  the Carrying Cost Receivables Reserve for that Business Day.
ITR   =  the product of (i) the Identified Tax Reserve times (ii) the Series
         Collection Allocation Percentage, as reported in the Daily Report for that Business Day.
SITR  =  the product of (i) the State Income Tax Reserve times (ii) the Series
         Collection Allocation Percentage, as reported in the Daily Report for that Business Day.

         "Benchmark Quarter" means, at any time, the corresponding fiscal quarter of Big Flower in the preceding fiscal year.

         "Big Flower" is defined in the preamble.

         "Big Flower Credit Agreement" means the Credit Agreement dated as of November 28, 1995, as amended and restated as of March 19, 1996 among Big Flower, Treasure Chest Advertising Company, Inc., the financial institutions named therein, Credit Suisse, as Documentation Agent and Bankers Trust Company, as Administrative Agent.

         "BH Obligor" means (x) if the related Seller is Webcraft Technologies, Inc., an Obligor whose Unpaid Balance with respect to Receivables related to Bill and Hold Arrangements exceeded $25,000 as of its Calculation Date, and (y) in all other cases, an Obligor that benefits from a Bill and Hold Arrangement; provided that if a Credit Officer of a

Seller has actual knowledge that two or more Obligors are Affiliates of each other, such Obligors will be treated as a single Obligor for purposes of this definition and the definition of Bill and Hold Exposure.

         "Bill and Hold Arrangement" means an arrangement in which any Seller, pursuant to instructions from one of its customers, invoices the customer for finished goods but retains possession of such goods for a period of time; provided, that the following requirements are satisfied:

                  (a) title to, and the risk of loss of, the goods is transferred to the customer;

                  (b) such Seller's records are adequate to enable such Seller or a third-party to identify the goods subject to such arrangement as separate from such Seller's own inventory at any time; and

                  (c) the related invoice is payable on the normal due date for similar Receivables of such Seller that do not arise from a Bill and Hold Arrangement, or if there are no such similar Receivables, in accordance with the applicable Credit and Collection Policy.

         "Bill and Hold Exposure" means, at any time, the result of the following calculations:

                  (i) for each BH Obligor, determine its Material Cost Amount as of its Calculation Date;

                  (ii) for each BH Obligor, determine the aggregate Unpaid Balance of Eligible Receivables owed by such BH Obligor as of its Calculation Date;

                  (iii) for each BH Obligor, determine the lower of the amounts described in clause (i) and clause (ii), such lower amount being the "BH Net Exposure" for such BH Obligor;

                  (iv) determine the sum of BH Net Exposures for all BH
                  Obligors;

                  (v) determine the sum of the Material Cost Amounts for all BH Obligors as of their respective Calculation Dates;

                  (vi) determine a fraction (expressed as a percentage), the numerator of which is the amount described in clause (iv) and


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                  the denominator of which is the amount described in clause
                  (v), which percentage is the "Bill and Hold Fraction", provided that the Bill and Hold Fraction shall not exceed 100%;

                  (vii) determine the sum of the Material Cost Amounts for all Obligors as of their respective Calculation Dates; and

                  (viii) multiply the amount described in clause (vii) by the Bill and Hold Fraction, the result of such multiplication being the "Bill and Hold Exposure".

         "Calculation Date" means, as of any Business Day, (i) with respect to an Obligor that owes Receivables originated by Treasure Chest, such Business Day, and (ii) with respect to an Obligor that owes Receivables originated by any other Seller, the most recent Cut-Off Date as to which a Monthly Report has been prepared; provided that if an Obligor owes Receivables originated by Treasure Chest and another Seller, (x) the Calculation Date specified in clause (i) shall be applicable to calculations based on Receivables owed to Treasure Chest and
(y) the Calculation Date specified in clause (ii) shall be applicable to calculations based on Receivables owed to other Sellers.

         "Carrying Cost Receivables Reserve" means, on any Business Day, the result of:

                  (a) the Current Carrying Costs; plus

                  (b) the product of (i) the Class A Invested Amount, multiplied by (ii) 1.5 times the interest rate on the Class A Certificates, multiplied by (iii) a fraction the numerator of which is the product of two and the number of Turnover Days and the denominator of which is 360; plus

                  (c) the product of (i) the Class B Invested Amount, multiplied by (ii) 1.5 times the interest rate on the Class B Certificates, multiplied by (iii) a fraction the numerator of which is the product of two and the number of Turnover Days and the denominator of which is 360; plus

                  (d) the product of (i) the Class C Invested Amount, multiplied by (ii) 1.5 times the interest rate on the Class C Certificates, multiplied by (iii) a fraction the numerator of which is the product of two and the number of Turnover Days and the denominator of which is 360; plus

                  (e) the product of (i) the Series Collection Allocation Percentage on the next preceding Distribution Date, multiplied by (ii) the aggregate Unpaid Balance of Receivables held by the Trust on the next preceding Distribution Date, multiplied by (iii) 2%, multiplied by (iv) a fraction the numerator of which is the product of two and the number of Turnover Days and the denominator of which is 360; plus

                  (f) the Carrying Cost Reserve Increments for each other Series in Group I (as defined, and calculated as provided, in the related Supplement); plus

                  (g) $60,000 multiplied by a fraction, the numerator of which is the product of 1.5 and the number of Turnover Days and the denominator of which is 365 or 366, as applicable; minus

                  (h) the balance on deposit in the Carrying Cost Account at the beginning of that Business Day.

         "Certificate Spread" means:

                  (a) for Class A Certificates, 0.25% per annum; and

                  (b) for Class B Certificates, 0.35% per annum; and

                  (c) for Class C Certificates, 0.75% per annum.

         "Class A Bill and Hold Reserve" means, at any time, the Bill and Hold Exposure.

         "Class A Certificate" is defined in Section 2.1. Each Class A Certificate shall be substantially in the form of Part 1 of Exhibit A.

         "Class A Concentration Factor" means, as of any Cut-Off Date, the greatest of:

                  (i) the "Class A Benchmark Percentage" for purposes of clause
         (1) of the definition of "Class A Incremental Concentration Balance,"

                  (ii) two times the "Class A Benchmark Percentage" for purposes of clause (2) of that definition,

                  (iii) three times the "Class A Benchmark Percentage" for purposes of clause (3) of that definition,

                  (iv) four times the "Class A Benchmark Percentage" for purposes of clause (4) of that definition, and

                  (v) six times the "Class A Benchmark Percentage" for purposes of clause (5) of that definition.

         "Class A Coverage" means, at any time, the sum of (i) the Class B Required Reserves, plus (ii) the product of (A) the Series Collection Allocation Percentage multiplied by (B) the Subordinate Class Special Reserves, plus (iii) the outstanding principal amount of all Subordinated Classes.

         "Class A Customer Supply Reserve" means, at any time, the excess, if any, of (i) the Customer Supply Exposure over (ii) the Class A Postage Reserve.

         "Class A Duplicate Amount" is defined in Section 4.12.

         "Class A Duplicate Obligor" means, at any time, an Obligor whose Receivables could be included in the calculation of two or more of the following items: Class A Bill and Hold Reserve; Class A Incremental Concentration Balance; Class A Customer Supply Reserve; Class A Executory Contract Reserve; and Class A Postage Reserve.

         "Class A Executory Contract Reserve" means, at any time, the Executory Contract Exposure.

         "Class A Incremental Concentration Balance" means, at any time, the excess, if any, of (a) the sum of the amounts computed with respect to all Obligors pursuant to the following sentence over (b) the sum of (i) the Class B Incremental Concentration Balance plus (ii) the then aggregate amount of all Class C Excess Concentration Balances with respect to all Obligors. The amount to be calculated for purposes of clause (a) with respect to each Obligor on any day equals the aggregate Unpaid Balance of Eligible Receivables it owes that, expressed as a percentage of the Eligible Receivables, exceeds the following percentages for the following Obligors:

                  (1) 18.00% for any Tier-1 Obligor;

                  (2) 9.00% for any Tier-2 Obligor;

                  (3) 6.00% for any Tier-3 Obligor;

                  (4) 4.50% for any Tier-4 Obligor; and

                  (5) 3.00% for any Tier-5 Obligor;


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

For purposes of placing Obligors in each of the tiers specified above, (i) if an Obligor does not have either a commercial paper rating or a senior actual or implied debt rating from the Specified Rating Agencies, but is the wholly-owned direct or indirect Subsidiary of a Person that has either such rating, such Obligor shall be placed in the same tier as such Person would be placed if it was an Obligor, and (ii) if a Credit Officer of a Seller has actual knowledge that two or more Obligors are Affiliates of each other, such Obligors will be treated as a single Obligor for purposes of this definition. Each of the percentages above is called a "Class A Benchmark Percentage."

         "Class A Invested Amount" means, at any time, $75,000,000, reduced (but not below zero) by (a) the aggregate amount of all distributions that have been made to the Holders of the Class A Certificates on account of principal, and (b) the amount of all Investor Write-Offs that have been applied to reduce the Class A Invested Amount (net of Investor Allocable Recoveries and Investor Allocable Dilution Adjustments that have been applied to reinstate the Class A Invested Amount).

         "Class A Minimum Required Reserve Ratio" means the sum, as of any Cut-Off Date, of (a) the Class A Concentration Factor for that Cut-Off Date plus
(b) the product of (i) the average of the Dilution Ratios for the period of 12 preceding Calculation Periods ending on that Cut-Off Date, multiplied by (ii) the Dilution Horizon Variable for that Cut-Off Date.

         "Class A Postage Reserve" means, as calculated in each Monthly Report, the average of the Postage Exposure for the three consecutive Calculation Periods ending on the most recent Cut-Off Date.

         "Class A Ratings Factor" means 2.5.

         "Class A Required Reserve Ratio" means, as calculated in each Monthly Report, the greater of (a) the Loss Reserve Ratio plus the Dilution Reserve Ratio, each calculated using the Class A Ratings Factor, and (b) the Loss Reserve Ratio (Z-value) plus the Dilution Reserve Ratio (Z-value), each calculated using the Class A Ratings Factor and the Class A Z-value.

         "Class A Required Reserves" means, at any time, the product of (a) the excess of the Net Eligible Receivables over the Class A Incremental Concentration Balance multiplied by (b) the Class A Reserve Ratio multiplied by
(c) the Series Collection Allocation Percentage.

         "Class A Reserve Ratio" means, during any Distribution Period, the greater of (a) the Class A Minimum Required Reserve Ratio and (b) the Class A Required Reserve Ratio, each as calculated in the Monthly Report required to be delivered on the Report Date immediately prior to the start of that Distribution Period; provided that during the period from the date hereof to the first Distribution Date hereafter the Class A Reserve Ratio shall be 22.06%.

         "Class A Special Reserves" means, at any time, the sum of (i) the Class A Bill and Hold Reserve, plus (ii) the Class A Customer Supply Reserve, plus
(iii) the Class A Executory Contract Reserve, plus (iv) the Class A Postage Reserve, minus (v) the Class A Duplicate Amount.

         "Class A Subordination Deficit" means, on any Business Day, the positive result (if any) of

                  (a) the Class A Required Reserves, plus

                  (b) the product of (i) the Class A Incremental Concentration Balance multiplied by (ii) the Series Collection Allocation Percentage, plus

                  (c) the product of (i) the Class A Special Reserves multiplied by (ii) the Series Collection Allocation Percentage, minus

                  (d) the Class A Coverage;

provided that at any time when no Senior Class is outstanding the Class A Subordination Deficit shall equal zero.

         "Class A Z-value" means 2.58.

         "Class B Certificate" is defined in Section 2.1. Each Class B Certificate shall be substantially in the form of Part 2 of Exhibit A.

         "Class B Concentration Factor" means, as of any Cut-Off Date, the greatest of:

                  (i) the "Class B Benchmark Percentage" for purposes of clause
         (1) or (2) of the definition of "Class B Incremental Concentration Balance,"

                  (ii) three times the "Class B Benchmark Percentage" for purposes of clause (3) of that definition,

                  (iii) four times the "Class B Benchmark Percentage" for purposes of clause (4) of that definition, and

                  (iv) five times the "Class B Benchmark Percentage" for purposes of clause

         (5) of that definition.

         "Class B Incremental Concentration Balance" means, at any time, the excess, if any, of (a) the sum of the amounts computed with respect to all Obligors pursuant to the following sentence over (b) the then aggregate amount of all Class C Excess Concentration Balances with respect to all Obligors. The amount to be calculated for purposes of clause (a) with respect to each Obligor on any day equals the aggregate Unpaid Balance of Eligible Receivables it owes that, expressed as a percentage of the Eligible Receivables, exceeds the following percentages for the following Obligors:

                  (1) 15.00% for any Tier-1 Obligor;

                  (2) 15.00% for any Tier-2 Obligor;

                  (3) 5.00% for any Tier-3 Obligor;

                  (4) 3.75% for any Tier-4 Obligor; and

                  (5) 3.00% for any Tier-5 Obligor.

For purposes of placing Obligors in each of the tiers specified above, (i) if an Obligor does not have either a commercial paper rating or a senior actual or implied debt rating from the Specified Rating Agencies, but is the wholly-owned direct or indirect Subsidiary of a Person that has either such rating, such Obligor shall be placed in the same tier as such Person would be placed if it was an Obligor, and (ii) if a Credit Officer of a Seller has actual knowledge that two or more Obligors are Affiliates of each other, such Obligors will be treated as a single Obligor for purposes of this definition. Each of the percentages above is called a "Class B Benchmark Percentage."

         "Class B Invested Amount" means, at any time, $40,000,000, reduced (but not below zero) by (a) the aggregate amount of all distributions that have been made to the Holders of the Class B Certificates on account of principal, and (b) the amount of all Investor Write-Offs that have been applied to reduce the Class B Invested Amount (net of Investor Allocable Recoveries and Investor Allocable Dilution Adjustments that have been applied to reinstate the Class B Invested Amount).

         "Class B Minimum Required Reserve Ratio" means the sum, as of any Cut-Off Date, of (a) the Class B Concentration Factor for that Cut-Off Date plus
(b) the product of (i) the average of the Dilution Ratios for the period of 12 preceding Calculation Periods ending on that Cut-Off Date, multiplied by (ii) the Dilution Horizon Variable for that Cut-Off Date.

         "Class B Ratings Factor" means 2.25.

         "Class B Required Reserve Ratio" means, as calculated in each Monthly Report, the greater of (a) the Loss Reserve Ratio plus the Dilution Reserve Ratio, each calculated using the Class B Ratings Factor, and (b) the Loss Reserve Ratio (Z-value) plus the Dilution Reserve Ratio (Z-value), each calculated using the Class B Ratings Factor and the Class B Z-value.

         "Class B Required Reserves" means, at any time, the product of (a) the excess of the Net Eligible Receivables over the Class B Incremental Concentration Balance multiplied by (b) the Class B Reserve Ratio multiplied by
(c) the Series Collection Allocation Percentage.

         "Class B Reserve Ratio" means, during any Distribution Period, the greater of (a) the Class B Minimum Required Reserve Ratio and (b) the Class B Required Reserve Ratio, each as calculated in the Monthly Report required to be delivered on the Report Date immediately prior to the start of that Distribution Period; provided that during the period from the date hereof to the first Distribution Date hereafter the Class B Reserve Ratio shall be 20.36%.

         "Class B Subordination Deficit" means, on any Business Day, the positive result (if any) of

                  (a) the Class B Required Reserves, plus

                  (b) the product of (i) the Class B Incremental Concentration Balance multiplied by (ii) the Series Collection Allocation Percentage, minus

                  (c) the sum of (i) the Class C Required Reserves plus (ii) the outstanding principal amount of all Junior Subordinated Classes;

provided that at any time when no Senior Subordinated Class is outstanding the Class B Subordination Deficit shall equal zero.

         "Class B Z-value" means 2.58.

         "Class C Certificate" is defined in Section 2.1. Each Class C Certificate shall be substantially in the form of Part 3 of Exhibit A.

         "Class C Concentration Factor" means, as of any Cut-Off Date, the greatest of (i) the "Class C Benchmark Percentage" for purposes of clause (c) of the definition of "Class C Excess Concentration Balances," (ii) two times the "Class C Benchmark Percentage" for purposes of clause (d) of that definition, and (iii) the sum of (A) the Class C Special

Concentration Limit, if any, then in effect, plus (B) the product of (x) the "Class C Benchmark Percentage" for purposes of clause (e) of the definition of "Class C Excess Concentration Balances" times (y) the excess of three over the number of Special Obligors at such time, if any.

         "Class C Excess Concentration Balances" means, on any day and with respect to an Obligor (other than any Special Obligor), the aggregate Unpaid Balances of Eligible Receivables it owes that, expressed as a percentage of the Eligible Receivables, exceeds the following percentages for the following Obligors (other than any Special Obligor):

                  (a) 100% for any Tier-1 Obligor;

                  (b) 100% for any Tier-2 Obligor;

                  (c) 9.00% for any Tier-3 Obligor;

                  (d) 4.50% for any Tier-4 Obligor; and

                  (e) 3.00% for any Tier-5 Obligor.

For purposes of placing Obligors in each of the tiers specified above, (i) if an Obligor does not have either a commercial paper rating or a senior actual or implied debt rating from the Specified Rating Agencies, but is the wholly-owned direct or indirect Subsidiary of a Person that has either such rating, such Obligor shall be placed in the same tier as such Person would be placed if it was an Obligor, and (ii) if a Credit Officer of a Seller has actual knowledge that two or more Obligors are Affiliates of each other, such Obligors will be treated as a single Obligor for purposes of this definition. Each of the percentages above is called a "Class C Benchmark Percentage." The Class C Excess Concentration Balances on any day shall also include, with respect to any Special Obligor, the aggregate Unpaid Balances of Eligible Receivables it owes that, expressed as a percentage of the Eligible Receivables, exceeds the Class C Special Concentration Limit.

         "Class C Invested Amount" means, at any time, $15,000,000, reduced (but not below zero) by (a) the aggregate amount of all distributions that have been made to the Holders of the Class C Certificates on account of principal, and (b) the amount of all Investor Write-Offs that have been applied to reduce the Class C Invested Amount (net of Investor Allocable Recoveries and Investor Allocable Dilution Adjustments that have been applied to reinstate the Class C Invested Amount).

         "Class C Minimum Required Reserve Ratio" means the sum, as of any Cut-Off Date, of (a) the Class C Concentration Factor for that Cut-Off Date plus
(b) the product of (i) the
average of the Dilution Ratios for the period of 12 preceding Calculation Periods ending on that Cut-Off Date, multiplied by (ii) the Dilution Horizon Variable for that Cut-Off Date; provided that in no event shall the Class C Minimum Required Reserve Ratio be less than 10%.

         "Class C Special Concentration Limit" means, with respect to the Special Obligor identified in the most recent Monthly Report, if any, 4.5%.

         "Class C Ratings Factor" means 1.5.

         "Class C Required Reserve Ratio" means, as calculated in each Monthly Report, the greater of (a) the Loss Reserve Ratio plus the Dilution Reserve Ratio, each calculated using the Class C Ratings Factor, and (b) the Loss Reserve Ratio (Z-value) plus the Dilution Reserve Ratio (Z-value), each calculated using the Class C Ratings Factor and the Class C Z-value.

         "Class C Required Reserves" means, at any time, the product of (a) the Net Eligible Receivables multiplied by (b) the Class C Reserve Ratio multiplied by (c) the Series Collection Allocation Percentage.

         "Class C Reserve Ratio" means, during any Distribution Period, the greater of (a) the Class C Minimum Required Reserve Ratio and (b) the Class C Required Reserve Ratio, each as calculated in the Monthly Report required to be delivered on the Report Date immediately prior to the start of that Distribution Period, provided that during the period from the date hereof to the first Distribution Date hereafter the Class C Reserve Ratio shall be 14.05%.

         "Class C Z-value" means 1.96.

         "Class Invested Amount" means (a) with respect to Class A, the Class A Invested Amount, (b) with respect to Class B, the Class B Invested Amount, (c) with respect to Class C, the Class C Invested Amount, and (d) with respect to any other Senior Class or Subordinated Class, the amount identified as its "Class Invested Amount" in the related Supplement.

         "Class Percentage" means:

                  (i) with respect to the Holder of a Class A Certificate, the percentage equivalent (carried out to twelve decimal places) of a fraction, the numerator of which is the outstanding principal amount of such Holder's Class A Certificate and the denominator of which is the aggregate outstanding principal amount of all Class A Certificates;

                  (ii) with respect to the Holder of a Class B Certificate, the percentage equivalent (carried out to twelve decimal places) of a fraction, the numerator of which is the outstanding principal amount of such Holder's Class B Certificate and the denominator of which is the aggregate outstanding principal amount of all Class B Certificates; and

                  (iii) with respect to the Holder of a Class C Certificate, the percentage equivalent (carried out to twelve decimal places) of a fraction, the numerator of which is the outstanding principal amount of such Holder's Class C Certificate and the denominator of which is the aggregate outstanding principal amount of all Class C Certificates.

         "Credit Officer" means, with respect to any Seller, any officer that is responsible for preparing or communicating information to the Servicer for inclusion in a Daily Report or a Monthly Report.

         "CSA Obligor" means (x) if the related Seller is Webcraft Technologies, Inc., an Obligor whose Unpaid Balance with respect to Receivables related to Customer Supply Arrangements exceeded $25,000 as of its Calculation Date, and
(y) in all other cases, an Obligor that benefits from a Customer Supply Arrangement; provided that if a Credit Officer of a Seller has actual knowledge that two or more Obligors are Affiliates of each other, such Obligors will be treated as a single Obligor for purposes of this definition and the definition of Customer Supply Exposure.

         "Current Carrying Costs" means, during any Distribution Period, the sum of (i) the amount of interest on the Series 1996-2 Certificates that will be payable on or before the next Distribution Date, (ii) the amount of the Servicing Fee that will be payable on or before the next Distribution Date,
(iii) the amount of accrued and unpaid expenses described in Section 7.2(l)(C) of the Pooling Agreement, plus (iv) the Current Carrying Costs Increments for each other Series in Group I (as defined, and calculated as provided, in the Supplement for each such Series).

         "Current Quarter" means the fiscal quarter of Big Flower immediately following the most recently ended fiscal quarter of Big Flower.

         "Customer Supply Arrangement" means an arrangement (other than a Bill and Hold Arrangement) in which a Seller, pursuant to instructions from one of its customers, (x) purchases paper, ink or other materials (in anticipation of using such materials in the production of goods for such customer) and invoices the customer for such materials but retains possession of such materials for a period of time or (y) accepts delivery of paper, ink or other materials from such customer (in anticipation of using such materials in the production of goods for such customer) and retains possession of such goods for a period of time; provided in each case that the following requirements are satisfied:

                  (a) title to, and the risk of loss of, such materials is transferred to (or retained by) such customer; and

                  (b) such Seller's records are adequate to enable such Seller or a third party to identify the materials subject to such arrangement as separate from such Seller's own inventory at any time (including, if such customer is a customer of Treasure Chest by segregating such paper from paper owned by such Seller and by identifying such paper as belonging to the applicable customer by bar code).

         "Customer Supply Exposure" means, at any time, the result of the following calculations:

                  (i) for each CSA Obligor, determine the Material Cost Amount as of its Calculation Date;

                  (ii) for each CSA Obligor, determine the aggregate Unpaid Balance of Eligible Receivables owed by such CSA Obligor as of its Calculation Date;

                  (iii) for each CSA Obligor, determine the lower of the amounts described in clause (i) and clause (ii), such lower amount being the "CS Net Exposure" for such CSA Obligor;

                  (iv) determine the sum of the CS Net Exposures for all CSA Obligors;

                  (v) determine the sum of the Material Cost Amounts for all CSA Obligors as of their respective Calculation Dates;

                  (vi) determine a fraction (expressed as a percentage), the numerator of which is the amount described in clause (iv) and the denominator of which is the amount described in clause
                  (v), which percentage is the "Customer Supply Fraction", provided that the Customer Supply Fraction shall not exceed 100%;

                  (vii) determine the sum of the Material Cost Amounts for all

                  Obligors as of their respective Calculation Dates; and

                  (viii) multiply the amount described in clause (vii) by the Customer Supply Fraction, the result of such multiplication being the "Customer Supply Exposure".

         "Daily Group Collections" is defined in Section 4.2.

         "DCR" means Duff & Phelps Credit Rating Co.

         "Deferred Portion" means, on any day the portion of the Acquisition Amount as to which payment is deferred, which portion shall equal the sum of (A)
(x) the Series Collection Allocation Percentage times (y) the sum of the following amounts (as shown in the Daily Report for such day): (i) the sum of the Class C Excess Concentration Balances with respect to all Obligors, plus
(ii) the Excess New Seller Reserve, plus (iii) the aggregate Unpaid Balance of Receivables that are not Eligible Receivables (including any such Receivables that are ineligible due to the attachment of Adverse Claims), plus (iv) the Class C Reserve Ratio times the Net Eligible Receivables, plus (v) the Subordinate Class Special Reserves, plus (vi) the Identified Tax Reserve, plus
(vii) the State Income Tax Reserve; plus (B) the Class A Subordination Deficit; plus (C) the Class B Subordination Deficit; plus (D) the Carrying Cost Receivables Reserve (it being understood that the Deferred Portion may vary from day to day); provided that the Deferred Portion shall be fixed as of the Group Amortization Calculation Date.

         "Dilution Horizon Variable" means, at any time, a fraction having (a) a numerator equal to the sum of the aggregate amounts payable (without giving effect to any payments received with respect to such invoices) pursuant to invoices giving rise to Receivables and generated by the Sellers during the two Calculation Periods ending on the most recent Cut-Off Date and (b) a denominator equal to the Net Eligible Receivables as of the most recent Cut-Off Date.

         "Dilution Ratio" means, as calculated in each Monthly Report as of the most recent Cut-Off Date, a fraction (expressed as a percentage) having (a) a numerator equal to the aggregate amount of Dilution on the Receivables occurring during the Calculation Period ending on the most recent Cut-Off Date, and (b) a denominator equal to the aggregate amounts payable pursuant to invoices giving rise to Receivables (without giving effect to any payments received with respect to such invoices) that were generated by the Sellers during the second preceding Calculation Period (so that, for example, if the Calculation Period specified in clause (a) corresponded to the March fiscal month, the Calculation Period in this clause (b) would be the one corresponding to the January fiscal month).

         "Dilution Reserve Ratio" means, as calculated in each Monthly Report, the result (expressed as a percentage) calculated in accordance with the following formula:

         {(ARF x ADR) + [(HDR-ADR) x (HDR/ADR)]} x DHV

where:

ADR  =  the average of the Dilution Ratios during the period of 12 consecutive
        Calculation Periods ending on the related Cut-Off Date.
ARF  =  the Applicable Ratings Factor.
DHV  =  the Dilution Horizon Variable.
HDR  =  the highest average of the Dilution Ratios for any two consecutive
        Calculation Periods within the 12 consecutive Calculation Periods ending on the related Cut-Off Date.

         "Dilution Reserve Ratio (Z-value)" means, as calculated in each Monthly Report, the result (expressed as a percentage) calculated in accordance with the following formula:

         [(ARF x ADR) + (Z-value x SD)] x DHV

where:

ADR  =  the average of the Dilution Ratios during the period of 12 consecutive
        Calculation Periods ending on the related Cut-Off Date.
ARF  =  the Applicable Ratings Factor.
DHV  =  the Dilution Horizon Variable.
SD   =  the sample standard deviation, during the period of 12 consecutive
        Calculation Periods ending on the related Cut-Off Date, of the Dilution Ratio.

         "Distribution Period" means a period from and including a Distribution Date to but excluding the next Distribution Date.

         "Early Amortization Period" means the period beginning on the date (if any) specified in Section 6.2 and ending on the day on which the Series 1996-2 Invested Amount has been reduced to zero and any other period identified as an "Early Amortization Period" in the Supplement for any other Series in Group I.

         "Excess Bill and Hold Reserve" means, at any time, the result of the following calculations:

                  (i) determine an amount equal to the Bill and Hold Exposure;

                  (ii) determine an amount equal to 3% of the aggregate Unpaid Balance of Eligible Receivables;

                  (iii) determine the excess, if any, of the amount described in clause (i) over the amount described in clause (ii), which amount shall be the "Excess Bill and Hold Reserve".

         "Excess Executory Contract Reserve" means, at any time, the result of the following calculations:

                  (i) determine an amount equal to the Executory Contract Exposure;

                  (ii) determine an amount equal to 26% of the aggregate Unpaid Balance of Eligible Receivables;

                  (iii) determine the excess, if any, of the amount described in clause (i) over the amount described in clause (ii), which amount shall be the "Excess Executory Contract Reserve".

         "Excess New Seller Reserve" means, on any day, the sum of the following amounts (if positive) calculated for each New Seller (other than any New Seller as to which the Modification Condition has been satisfied):

                  (a) the aggregate Unpaid Balances of Eligible Receivables generated by such New Seller (net of any Receivables included in the Class B Incremental Concentration Balance or the Class C Excess Concentration Balances); minus

                  (b) 5% of the Adjusted Eligible Receivables.

         "Executory Contract" means, at any time, a contract between a Seller and an Obligor (i) which has a term of greater than one year and (ii) under which such Seller has obligations that are not yet performed.

         "Executory Contract Exposure" means, at any time, the aggregate Unpaid Balance of Eligible Receivables owed by Obligors that are party to Executory Contracts, determined with respect to any Obligor as of its Calculation Date; provided that if a Credit Officer of a Seller has actual knowledge that two or more Obligors are Affiliates of each other, such Obligors will be treated as a single Obligor for purposes of this definition.

         "Expected Final Payment Date" means (a) as to the Series 1996-2 Certificates, the June, 2002 Distribution Date, and (b) as to any other Series in Group I, the date identified as the "Expected Final Payment Date" in the related Supplement.

         "Federal Funds Rate" means the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for the day (or, if the day is not a Business Day, the immediately preceding Business Day) by the Federal Reserve Bank of New York.

         "Final Scheduled Payment Date" means (a) as to the Series 1996-2 Certificates, the April, 2003 Distribution Date, and (b) as to any other Series in Group I, the date identified as the "Final Scheduled Payment Date" in the related Supplement.

         "Fully Funded Date" means the first date falling in a Group Amortization Period or when all Series in Group I are in a Series Amortization Period and on which there are funds on deposit in the Carrying Cost Account and the Principal Funding Account that, in the aggregate, equal or exceed the Investor Repayment Amount and any Servicing Fee payable to anyone other than a Big Flower Person on the first Distribution Date falling after that date.

         "Group Amortization Calculation Date" means the day before a Group Amortization Period begins.

         "Group Amortization Period" means the period (if any) commencing on the first day on which all outstanding Series in Group I are in early amortization periods.

         "Group Initial Invested Amount" means, at any time, the sum of the Series 1996-2 Initial Invested Amount plus the aggregate of the Series Initial Invested Amounts of each other Series in Group I, all determined at that time.

         "Group Invested Amount" means, at any time, the sum of the Series 1996-2 Invested Amount plus the aggregate of the Series Invested Amounts of each other Series in Group I, all determined at that time.

         "Group I" means a group of Series, including Series 1996-2 and each other Series that is identified in its Supplement as belonging to Group I.

         "Guarantor" means Big Flower, in its capacity as the guarantor under the Seller Guaranty.

         "Guaranty Confirmation" means the Confirmation of Guaranty dated as of the Closing Date, executed by the Guarantor in favor of Transferor and Trustee.

         "Holdback Account Termination Date" is defined in Section 4.4.

         "Holder" means a Holder (as defined in the Pooling Agreement) of a Certificate in any Series in Group I.

         "Identified Tax Reserve" means $250,810 which amount represents a reserve for potential or disputed tax liabilities in the States of California, Michigan and Pennsylvania; provided that upon certification by the Servicer in writing to Trustee that all or part of the disputes relating to the States of Michigan and Pennsylvania have been finally resolved such reserve may be reduced by an amount corresponding to the liability related to such dispute (or portion thereof).

         "Intercreditor Provisions" means the following provisions of the Big Flower Credit Agreement: Sections 9.01 (xvii), 9.02 (x), 9.04 (xiv), 9.05
(xvii), (xviii), (xix) and (xx), 9.10(a)(iii), 9.15, and 10.11, the last two sentences of Section 9.11 and the definitions of Receivables Amendment Conditions, Receivables Bridge Facility, Receivables Documents, Receivables Facility, Receivables Facility Assets, Receivables Facility Financing Costs, Receivables Maximum Funding Amount, Receivables Pooling Agreement, Receivables Purchasers, Receivables Stated Amount, Receivables Subsidiary and Subsidiary Guarantor.

         "Interest Payment Date" means (a) as to the Series 1996-2 Certificates, each Distribution Date, and (b) as to any other interest payable on any Series in Group I, the date specified as the "Interest Payment Date" in the related Supplement.

         "Interest Period" means (i) the period from the date hereof to, but excluding, the first subsequent Distribution Date, and (ii) each Distribution Period thereafter.

         "Invested Amount" means, at any time:

                  (a) for purposes of calculating the Series Loss Allocation Percentage for Group I, the Group Invested Amount; and

                  (b) for purposes of the application of Sections 6.13 and 12.4 of the Pooling Agreement to the Series 1996-2 Certificates, the Series 1996-2 Invested Amount.

         "Investor Allocable Dilution" means, for any ASA Measuring Period, the product of the aggregate amount of Dilution for that ASA Measuring Period as to which neither the applicable Seller nor the Guarantor has made any payment required by Sections 3.1 and 3.5 of the Purchase Agreement, or the Seller Guaranty on account of Seller Dilution Adjustments multiplied by the Series Loss Allocation Percentage as of the beginning of that ASA Measuring

Period, multiplied by the Investor Allocation Percentage as of the first Business Day of that ASA Measuring Period.

         "Investor Allocable Dilution Adjustments" is defined in Section 4.8.

         "Investor Allocable Loss Amount" means, for any ASA Measuring Period, the product of the Loss Amount for that ASA Measuring Period, multiplied by the Series Loss Allocation Percentage as of the beginning of that ASA Measuring Period, multiplied by the Investor Allocation Percentage as of the first Business Day of that ASA Measuring Period.

         "Investor Allocable Recoveries" means, for any ASA Measuring Period, the product of the Net Recoveries for that ASA Measuring Period, multiplied by the Series Loss Allocation Percentage as of the beginning of that ASA Measuring Period, multiplied by the Investor Allocation Percentage as of the first Business Day of that ASA Measuring Period.

         "Investor Allocation Percentage" means:

                  (x) on any Business Day that does not fall in a Series Amortization Period, a fraction (expressed as a percentage, which in any event may not exceed 100%) (a) the numerator of which is the Net Invested Amount as of that Business Day, and (b) the denominator of which is the Base Amount as of that Business Day;

                  (y) on any Business Day falling in any Series Amortization Period, a fraction (expressed as a percentage, which in any event may not exceed 100%) (a) the numerator of which is the Net Invested Amount as of that Business Day, and (b) the denominator of which is the Base Amount as of that Business Day, provided that the percentage determined pursuant to this clause (y) shall not be less than the Investor Allocation Percentage as of the beginning of such Series Amortization Period; and

                  (z) on any Business Day falling in the Group Amortization Period, a fraction (expressed as a percentage, which in any event may not exceed 100%) (a) the numerator of which is the Net Invested Amount as of the Group Amortization Calculation Date, and (b) the denominator of which is the Base Amount as of the Group Amortization Calculation Date.

         "Investor Ownership Percentage" means, on any Business Day, a fraction (expressed as a percentage, which in any event may not exceed 100%) (x) the numerator of which is the Acquisition Amount on such day and (y) the denominator of which is the Series Collection Allocation Percentage times the excess of (i) the sum of the Unpaid Balance of Receivables on such day plus Unavailable Cash on such day over (ii) the Unapplied Cash on such day; provided that the Investor Ownership Percentage shall be fixed as of the Group Amortization

Calculation Date; and provided further that if the Investor Ownership Percentage is being calculated on any day when a Series in Group I is in an accumulation, amortization or early amortization period, the Investor Ownership Percentage shall not be less than the Investor Ownership Percentage immediately prior to the commencement of such period.

         "Investor Repayment Amount" means, on any Business Day, the sum of (a) the outstanding principal amount of the Series 1996-2 Certificates and all other Series in Group I, plus (b) the interest and any Additional Amounts known to be payable on the Series 1996-2 Certificates and all other Series in Group I on or before the first Distribution Date falling after that date.

         "Investor Write-Offs" means, as calculated in any Monthly Report relating to a Calculation Period falling completely or partially in a Group Amortization Period:

                  (a) if the Available Subordinated Amount is greater than zero at the end of the related ASA Measuring Period, zero; and

                  (b) if the Available Subordinated Amount is zero at the end of the related ASA Measuring Period (after taking into account any reduction in the Available Subordinated Amount shown in such Monthly Report), the excess (if any) of (x) the sum of the Investor Allocable Loss Amount and the Investor Allocable Dilution minus the sum of Investor Allocable Recoveries and Investor Allocable Dilution Adjustment for the related ASA Measuring Period, over (y) the Available Subordinated Amount as of the beginning of that ASA Measuring Period.

         "Junior Subordinated Class" means each of Class C and each class of any other Series in Group I that is identified in its Supplement as a Junior Subordinated Class.

         "LIBOR" means, with respect to any Interest Period, the rate per annum equal to the average of the rates at which deposits in Dollars having a one-month maturity that appear on Telerate Page 3750 as of 11:00 a.m., London time, two London Business Days prior to the Distribution Date on which that Interest Period begins. For purposes of the foregoing, "Telerate Page 3750" means the display page so designated on the Dow Jones Telerate Service (or such other pages as may replace that page on that service or such other service or services as may be nominated by the British Banker's Association for the purpose of displaying London interbank offered rates for Dollar deposits), and "London Business Day" means a day upon which dealings in deposits in Dollars are transacted in the London interbank market. Notwithstanding the foregoing, in the event that no rate for one-month Dollar deposits appears on Telerate Page 3750 on the applicable date for determining LIBOR with respect to any Distribution Date, then LIBOR shall be determined as the arithmetic mean (rounded upwards to the nearest one-sixteenth of 1%) of the rates at which one-month Dollar deposits are offered to prime banks in the London interbank market by four major banks in that market selected by the Trustee as of the determination date and time specified above. If fewer than two quotations are provided by such banks, then LIBOR shall be determined as the arithmetic mean (rounded upwards as above) of the rates at which one-month loans in Dollars are offered to leading European banks by three major banks in New York City selected by the Trustee as of 11:00 a.m. New York City time on the determination date specified above.

         "Loss Amount" means, with respect to any ASA Measuring Period, an amount equal to the positive difference (if any) of (a) the amount of Receivables held by Trust that became Write-Offs during that ASA Measuring Period, minus (b) the amount of Recoveries received during that ASA Measuring Period.

         "Loss Reserve Ratio" means, as calculated in each Monthly Report, the result (expressed as a percentage) of (a) the Applicable Ratings Factor multiplied by (b) the highest average of the Aged Receivables Ratio for any three consecutive Calculation Periods that occurred during the preceding 12 consecutive Calculation Periods ending on the most recent Cut-Off Date multiplied by (c) a fraction having (i) a numerator equal to the sum of the aggregate amounts payable pursuant to invoices giving rise to Receivables (without giving effect to any payments received with respect to such invoices) that were generated by the Sellers during the three Calculation Periods preceding or ending on the most recent Cut-Off Date, and (ii) a denominator equal to the Net Eligible Receivables, as of the most recent Cut-Off Date.

         "Loss Reserve Ratio (Z-value)" means, as calculated in each Monthly Report, the result (expressed as a percentage) of (a) the Loss Reserve Ratio plus (b) the product of the Z-value multiplied by the sample standard deviation of the Aged Receivables Ratio during the preceding 12 consecutive Calculation Periods ending on the most recent Cut-Off Date.

         "Material Cost" means, at any time, (a) with respect to any finished goods referred to in the definition of Bill and Hold Arrangement, the amount shown in the invoice therefor sent by the applicable Seller to the Obligor for which such goods are held; (b) with respect to any paper, ink or other materials described in clause (x) of the definition of Customer Supply Arrangement, the cost for such materials shown in the invoice therefor sent by the applicable Seller to the Obligor for which such goods are held; and (c) with respect to any paper, ink or other materials described in clause (y) of the definition of Customer Supply Arrangement, the estimated cost of such materials, which estimate shall be prepared by the applicable Seller in good faith on the basis of the average cost (determined on a reasonably current basis) for materials of such type or (if the Sellers do not currently hold materials of such type for their own account) on the basis of reasonably current market prices for materials of such type.

         "Material Cost Amount" means, at any time, with respect to any Obligor
(x) when used
in connection with the calculation of Bill and Hold Exposure, the aggregate Material Cost attributable to finished goods held for its account pursuant to a Bill and Hold Arrangement and (y) when used in connection with the calculation of Customer Supply Exposure, the aggregate Material Cost attributable to paper, ink or other materials held for its account pursuant to a Customer Supply Arrangement.

         "Net Eligible Receivables" means, at any time, (a) the Adjusted Eligible Receivables, minus (b) the then aggregate amount of all Class C Excess Concentration Balances with respect to all Obligors, minus (c) the Excess New Seller Reserve, minus (d) the Subordinate Class Special Reserves; it being understood that the amount of Eligible Receivables will be reduced by Adverse Claims that attach to Receivables otherwise satisfying the definition of Eligible Receivable.

         "Net Invested Amount" means, on any Business Day, the Group Invested Amount, reduced by the aggregate balance on deposit in the Equalization Account and the Principal Funding Account with respect to Series in Group I.

         "Net Recoveries" means, with respect to any ASA Measuring Period, an amount equal to the positive difference (if any) of (a) the amount of Recoveries received in that ASA Measuring Period minus (b) the amount of Receivables that became Write-Offs in that ASA Measuring Period.

         "New Seller" means, on any day, any Seller that became a Seller during the preceding twelve months (other than any Seller that became a Seller on the date hereof).

         "Postage Balance" means, at any time and with respect to any Obligor, the aggregate amount of Postage Prepayments made by such Obligor that have not been applied to cover the corresponding postage or freight costs.

         "Postage Exposure" means, as calculated in each Monthly Report, the result of the following calculations:

                  (i) for each PR Obligor, determine its Postage Balance as of the most recent Cut-Off Date;

                  (ii) for each PR Obligor, determine the aggregate Unpaid Balance of Eligible Receivables owed by such PR Obligor as of the most recent Cut-Off Date;

                  (iii) for each PR Obligor, determine the lower of the amounts described in clause (i) and clause (ii), such lower amount being the "PR Net Exposure" for such PR Obligor;

                  (iv) determine the sum of the PR Net Exposures for all PR Obligors;

                  (v) determine the sum of the Postage Balances for all PR Obligors as of the most recent Cut-Off Date;

                  (vi) determine a fraction (expressed as a percentage), the numerator of which is the amount described in clause (iv) and the denominator of which is the amount described in clause
                  (v), which percentage is the "Postage Fraction", provided that the Postage Fraction shall not exceed 100%;

                  (vii) determine the sum of the Postage Balances for all Obligors as of the most recent Cut-Off Date;

                  (viii) multiply the amount described in clause (vii) by the Postage Fraction, the result of such multiplication being the "Postage Exposure".

         "Postage Prepayment" mean a payment made by an Obligor to a Seller to cover anticipated postage or freight costs prior to such Seller's payment of such costs.

         "PR Amount" means, at any time, (x) with respect to a PR Obligor, its PR Net Exposure, as specified in the definition of Postage Exposure, and (y) with respect to any other Obligor, the product of (i) such Obligor's Postage Balance as of the most recent Cut-Off Date, times (ii) the Postage Fraction, as specified in the definition of Postage Exposure.

         "PR Obligor" means, at any time, an Obligor whose Postage Balance exceeded $100,000 as of the most recent Cut-Off Date; provided that if a Credit Officer of a Seller has actual knowledge that two or more Obligors are Affiliates of each other, such Obligors will be treated as a single Obligor for purposes of this definition and the definition of Postage Exposure.

         "Prepayment Accumulation Period" means a period beginning on the day that Transferor gives an Accumulation Notice to Trustee of a full or partial prepayment of the Series 1996-2 Certificates (or of the Class A Certificates, the Class B Certificates or the Class C Certificates, as the case may be) pursuant to Section 4.9 (and does not notify Trustee that it intends to cause the Series Interest for Group I attributable to the Series 1996-2 Certificates to be conveyed as described in subsection 4.9(b)) and ending on the earlier to occur of (a) the day when amounts sufficient for that prepayment have been accumulated pursuant to Section 4.3 and (b) the end of the Revolving Period for the Series 1996-2 Certificates.

         "Prepayment Notice" is defined in Section 4.9.

         "Principal Deposit Amount" means, with respect to any Calculation Period falling in a Series Amortization Period, the amount determined as such in accordance with the Supplement for the applicable Series. The Principal Deposit Amounts for the various Series Amortization Periods that may apply to Series 1996-2 are:

                  (a) for any Calculation Period falling in the Accumulation Period or the Early Amortization Period, the Series 1996-2 Invested Amount; and

                  (b) for any Calculation Period falling in a Prepayment Accumulation Period, the amount of principal to be prepaid.

         "Principal Payment Date" means (a) for the Series 1996-2 Certificates,
(i) any date on which any prepayment is to be made pursuant to Section 4.9, (ii) each Distribution Date (beginning with the Distribution Date falling in the Calculation Period after the Calculation Period in which the Early Amortization Period begins) and (iii) any Distribution Date falling on or after the Expected Final Payment Date, and (b) for any other Series in Group I, each date specified as a "Principal Payment Date" in the related Supplement. The Refinancing Date is not a Principal Payment Date.

         "Rating Agencies" means S&P and DCR.

         "Refinancing Date" is defined in subsection 4.9(b).

         "Required Receivables" means, on any Business Day, collectively for all Series in Group I:

                  (a) So long as a Group Amortization Period has not commenced, the result of the following formula:

                  [GIIA + CCRR + ITR + SITR + CASR + NSR]   X   R
                   ------------------------                    ---
                            (1 - CARR)                         NER
         where:

         CARR = the Class A Reserve Ratio in effect for that Business Day.

         CASR = the product of (i) the Class A Special Reserves times (ii) the
                Series Collection Allocation Percentage, as reported in the Daily Report for the immediately preceding Business Day.
         CCRR = the Carrying Cost Receivables Reserve as reported in the Daily
                Report for that Business Day.
         GIIA = the Group Initial Invested Amount.
         ITR  = the product of (i) the Identified Tax Reserve times (ii) the
                Series Collection Allocation Percentage, as reported in the Daily Report for the immediately preceding Business Day.
         NER  = the Net Eligible Receivables minus the sum of the Class A
                Incremental Concentration Balance and the Class B Incremental Concentration Balance, each as reported in the Daily Report for that Business Day.
         NSR  = the product of (i) the Excess New Seller Reserve times (ii) the
                Series Collection Allocation Percentage, as reported in the Daily Report for the immediately preceding Business Day.
         SITR = the product of (i) the State Income Tax Reserve times (ii) the
                Series Collection Allocation Percentage, as reported in the Daily Report for the immediately preceding Business Day.
         R    = the aggregate Unpaid Balance of Receivables held by the Trust as reported in the Daily Report for that Business Day.

                  (b) If a Group Amortization Period has commenced, the result of the following formula:

                     AGIIA +  ASA + UCCRR

         where:

         AGIIA = the adjusted Group Initial Invested Amount on that Business Day
                 (which shall equal the Group Initial Invested Amount, reduced (but not below zero) by the amount of all Investor Write-Offs (net of Investor Allocable Recoveries and Investor Allocable Dilution Adjustments that have been applied to reinstate the Group Invested Amount));
         UCCRR = the Unfunded Carrying Cost Receivables Reserve on that Business
                 Day; and
         ASA   = the Available Subordinated Amount on that Business Day.

         "Revolving Period" means, with respect to any Series in Group I, the period beginning on the date hereof and ending on the day before the first day of an accumulation period, an amortization period or an early amortization period for such Series.

         "Senior Class" means Class A and each class of any other Series in Group I that is identified in its Supplement as a Senior Class.

         "Senior Subordinated Class" means each of Class B and each class of any other Series in Group I that is identified in its Supplement as a Senior Subordinated Class.

         "Series Allocable Dilution Adjustments" means, for any ASA Measuring Period, the product of the aggregate amount of payments pursuant to Section 3.1 of the Purchase Agreement or pursuant to the Seller Guaranty on account of Seller Dilution Adjustments received during that ASA Measuring Period relating to Dilution that occurred prior to that ASA Measuring Period, multiplied by the Series Loss Allocation Percentage as of the beginning of that ASA Measuring Period.

         "Series Amortization Period" means (a) as to Series 1996-2, the Accumulation Period, any Prepayment Accumulation Period and any Early Amortization Period and (b) as to any other Series in Group I any period identified in the related Supplement as a "Series Amortization Period."

         "Series Invested Amount" means, with respect to any Series in Group I, the amount determined as such in accordance with the Supplement for that Series.

         "Series Initial Invested Amount" means, with respect to any Series in Group I, the amount determined as such in accordance with the Supplement for that Series, provided that from and after the date on which the Series Invested Amount for any Series is reduced to zero, the Series Initial Invested Amount for that Series will also equal zero.

         "Series 1996-2" is defined in the preamble.

         "Series 1996-2 Certificates" means the Class A Certificates, the Class B Certificates and the Class C Certificates.

         "Series 1996-2 Holder" means a Holder of a Series 1996-2 Certificate.

         "Series 1996-2 Initial Invested Amount" means (i) during the Revolving Period for the Series 1996-2 Certificates, the Series 1996-2 Invested Amount, and (ii) thereafter, the Series 1996-2 Invested Amount as of the last day of the Revolving Period.

         "Series 1996-2 Invested Amount" means, at any time, the sum of the Class A Invested Amount plus the Class B Invested Amount plus the Class C Invested Amount.

         "Special Obligor" means, at any time, the Tier-5 Obligor, if any, that
(i) has been designated in the most recent Monthly Report as the "Special Obligor" and (ii) that owes the highest aggregate Unpaid Balances of Eligible Receivables at the date of such Monthly Report; provided that this definition may be modified as contemplated by Section 4.11.

         "Specified Amount" at any time means an amount equal to the product of
(i) 1.5 multiplied by (ii) the Aggregate Apportionment Rate Factor multiplied by
(iii) 100% of the aggregate amounts payable pursuant to invoices giving rise to Receivables that were generated by all Sellers during the applicable Benchmark Quarter, multiplied by (iv) .20%.

         "Specified Apportionment Rate Factor" shall mean, with respect to each Subject State, a fraction equal to (i) the highest applicable tax rate (as certified by Transferor's independent accountants) for such Subject State multiplied by (ii) such Subject State's Apportionment Percentage.

         "Specified Rating Agencies" means, as to any Obligor: (a) if both DCR and S&P rate such Obligor, DCR and S&P; and (b) if S&P rates such Obligor, but DCR does not, S&P. If DCR rates such Obligor, but S&P does not, then the Obligor is deemed to be an unrated Obligor.

         "State Income Tax" means any income or franchise or other tax on or measured by net income and imposed by a Subject State, including any interest, penalties, surtax or additions to tax in respect of any of the foregoing.

         "State Income Tax Per Diem" means for any Subject State, (i) 1.5 times the maximum potential liability of the Trust for State Income Tax required to be accrued by applicable law (assuming the Trust would be a taxable entity) during the Benchmark Quarter for such Subject State, divided by (ii) 90; provided that, prior to March 19, 1997, the sum of the amounts determined for all Subject States shall not be less than the Specified Amount divided by 90; and provided, further, that, notwithstanding the preceding proviso, the State Income Tax Per Diem shall be zero following the satisfaction of the Adjustment Condition for each Subject State.

         "State Income Tax Reserve" means, for any day during the Current Quarter, the sum for all Subject States of (i) the product of 2 multiplied by the number of Turnover Days multiplied by the State Income Tax Per Diem for such Subject State, plus (ii) (A) the product of 2 multiplied by the State Income Tax Per Diem for such Subject State multiplied by the total number of days in the Current Quarter, minus (B) any such State Income Tax which has actually been paid for such quarter, plus (iii) the maximum potential liability of the Trust for State Income Tax required to be accrued by applicable law (assuming the Trust would be a taxable entity) prior to or during such most recently ended fiscal quarter of Big Flower for such Subject State, to the extent such State Income Tax has not been paid.

         "Subject State" shall mean, as of any date of determination, each State as to which any of the following is then applicable: (a) a state in which the Trustee maintains the Corporate Trust Office, (b) a state in which the Trust maintains its principal executive offices, and (c) a state in which the Servicer or any Sub-Servicer regularly conducts servicing and collection operations other than purely ministerial activities and which relate to a material portion of the Receivables.

         "Subordinate Class Customer Supply Reserve" means, at any time, the result of the following calculations:

                  (i) determine an amount equal to the Customer Supply Exposure;

                  (ii) determine an amount equal to 10% of the aggregate Unpaid Balance of Eligible Receivables;

                  (iii) determine the excess, if any, of the amount determined pursuant to clause (i) over the amount determined pursuant to clause
         (ii);

                  (iv) determine an amount equal to the excess of the amount determined pursuant to clause (i) over the amount determined pursuant to clause (iii), which amount shall be the "Remaining Customer Supply Exposure";

                  (v) determine an amount equal to 75% of the Remaining Customer Supply Exposure;

                  (vi) determine the sum of the amounts determined pursuant to clauses (iii) and (v), which sum shall be the "Subordinate Class Customer Supply Reserve".

         "Subordinate Class Duplicate Amount" is defined in Section 4.12.

         "Subordinate Class Duplicate Obligor" means, at any time, an Obligor whose Receivables could be included in the calculation of two or more of the following items: the Subordinate Class Customer Supply Reserve; the Excess Bill and Hold Reserve; and the Excess Executory Contract Reserve.

         "Subordinate Class Special Reserves" means, at any time, the sum of (i) the Excess Bill and Hold Reserve, plus (ii) the Excess Executory Contract Reserve, plus (iii) the Subordinate Class Customer Supply Reserve, minus (iv) the Subordinate Class Duplicate Amount.

         "Subordinated Class" means a Senior Subordinated Class or a Junior Subordinated Class.

         "Tier-1 Obligor" means any Obligor that has (a) a commercial paper rating from the Specified Rating Agencies of at least "A-1+" (or its equivalent) or (b) a senior actual or implied debt rating from the Specified Rating Agencies of at least "AAA" (or its equivalent); provided that if such Obligor has both a commercial paper rating from the Specified Rating Agencies and a senior actual or implied debt rating from the Specified Rating Agencies, such Obligor must have a commercial paper rating from the Specified Rating Agencies of at least "A-1+" (or its equivalent) and a senior actual or implied debt rating from the Specified Rating Agencies of at least "AAA" (or its equivalent) to be a Tier-1 Obligor.

         "Tier-2 Obligor" means any Obligor (other than a Tier-1 Obligor) that has (a) a commercial paper rating from the Specified Rating Agencies of at least "A-1" (or its equivalent) or (b) a senior actual or implied debt rating from the Specified Rating Agencies of at least "AA-" (or its equivalent), provided that if such Obligor has both a commercial paper rating from the Specified Rating Agencies and a senior actual or implied debt rating from the Specified Rating Agencies, such Obligor must have a commercial paper rating from the Specified Rating Agencies of at least "A-1" (or its equivalent) and a senior actual or implied debt rating from the Specified Rating Agencies of at least "AA-" (or its equivalent) to be a Tier-2 Obligor.

         "Tier-3 Obligor" means any Obligor (other than a Tier-1 Obligor or a Tier-2 Obligor) that has (a) a commercial paper rating from the Specified Rating Agencies of at least "A-2" (or its equivalent) or (b) a senior actual or implied debt rating from the Specified Rating Agencies of at least "A-" (or its equivalent), provided that if such Obligor has both a commercial paper rating from the Specified Rating Agencies and a senior actual or implied debt rating from the Specified Rating Agencies, such Obligor must have a commercial paper rating from the Specified Rating Agencies of at least "A-2" (or its equivalent) and a senior actual or implied debt rating from the Specified Rating Agencies of at least "A-" (or its equivalent) to be a Tier-3 Obligor.

         "Tier-4 Obligor" means any Obligor (other than a Tier-1 Obligor, a Tier-2 Obligor or a Tier-3 Obligor) that has (a) a commercial paper rating from the Specified Rating Agencies of at least "A-3" (or its equivalent) or (b) a senior actual or implied debt rating from the Specified Rating Agencies of at least "BBB-" (or its equivalent), provided that if such Obligor has both a commercial paper rating from the Specified Rating Agencies and a senior actual or implied debt rating from the Specified Rating Agencies, such Obligor must have a commercial paper rating from the Specified Rating Agencies of at least "A-3" (or its equivalent) and a senior actual or implied debt rating from the Specified Rating Agencies of at least "BBB-" (or its equivalent) to be a Tier-4 Obligor.

         "Tier-5 Obligor" means any Obligor other than a Tier-1 Obligor, a Tier-2 Obligor, a Tier-3 Obligor or a Tier-4 Obligor.

         "Time Factor" means, at any time, a fraction, (x) the numerator of which is 365 and (y) the denominator of which is the number of days that have elapsed during the current calendar year.

         "Transferor Net Worth" means, on any Business Day, (x) the aggregate Unpaid Balance of all Receivables in the Receivables Pool as of such date, minus
(y) the sum of (i) an aggregate amount equal to the Net Invested Amount for each Series (as defined in its related Supplement), plus the Net Invested Amount for each Purchased Interest (as defined in its related PI Agreement), plus (ii) the outstanding principal balance of the Buyer Notes as of such date.

         "Transferor Payment Percentage" means, on any Business Day, the difference of 100% minus the Investor Allocation Percentage on that Business Day.

         "Treasure Chest" means Treasure Chest Advertising Company, Inc., a Seller under the Purchase Agreement.

         "Unapplied Cash" means, on any Business Day, available funds received in the Master Collection Account and reflected in the Daily Report for that Business Day that have not been applied as Collections on a particular Receivable on or prior to the time as of which that Daily Report is reported.

         "Unavailable Cash" means, on any Business Day, the aggregate of the balances retained in Lockbox Accounts, Blocked Accounts or Concentration Accounts for items in the process of collection but for which funds have not been made available by the related Lockbox Bank, Blocked Account Bank or Concentration Account Bank, provided that (i) no notice of insufficient funds or similar situation shall exist with respect thereto and (ii) the Unpaid Balance of Receivables shall have been reduced by an amount equal to such balances.

         "Unfunded Carrying Cost Receivables Reserve" means, on any Business Day falling in a Group Amortization Period, the difference (but not less than zero) of (a) the Carrying Cost Receivables Reserve as of the Group Amortization Calculation Date, minus (b) the aggregate Collections deposited into the Carrying Cost Account during the portion of the Group Amortization Period up to and including that Business Day.

         "Unmatured Early Amortization Event" means an event or condition that, with the giving of notice or lapse of time (or both) will constitute an Early Amortization Event.

         "Z-value" means the Class A Z-value, the Class B Z-value or the Class C Z-value, as specified in each calculation where the Z-value is used.

         (d) For purposes of this Series, after the Closing Date "Eligible Obligors" may include (x) the United States government, any of its agencies or instrumentalities, and a state or local government agency or instrumentality, provided that such government, agency or instrumentality shall have consented in writing to the assignment of its Receivables to the Trust, if such consent is required under its Contract and (y) Obligors which are not Domestic Persons, in each case for purposes of clauses (x) and (y) if and to the extent the Modification Condition shall have been satisfied as to such inclusion.

         SECTION I.2 Incorporation of Terms and Designation of Transaction Documents. The terms of the Pooling Agreement (as modified hereby) are incorporated in this Supplement as if set forth in full herein. As supplemented by this Supplement, the Pooling Agreement is in all respects ratified and confirmed and both together shall be read, taken and construed as one and the same agreement. If the terms of this Supplement and the terms of the Pooling Agreement conflict, the terms of this Supplement shall control with respect to the Series 1996-2 Certificates. The Guarantor Confirmation is hereby designated a "Transaction Document" for all purposes hereunder and under the other Transaction Documents.

ARTICLE II DESIGNATION

         SECTION II.1 Designation. There is hereby created a Series to be known as the "Series 1996-2 Certificates," consisting of three classes: the $75,000,000 Variable Rate Class A, Trade Receivables Backed Certificates, Series 1996-2 (the "Class A Certificates"), which shall be a Senior Class; the $40,000,000 Variable Rate Class B, Trade Receivables Backed Certificates, Series 1996-2 (the "Class B Certificates"), which shall be a Senior Subordinated Class; and the $15,000,000 Variable Rate Class C, Trade Receivables Backed Certificates, Series 1996-2 (the "Class C Certificates"), which shall be a Junior Subordinated Class. Subject to the conditions set forth in Article III, Trustee shall authenticate and deliver the Class A Certificates, the Class B Certificates and the Class C Certificates, to or upon the order of Transferor in the aggregate principal amount indicated for each above. Notwithstanding the terms of Section 6.1 of the Pooling Agreement, the Class A Certificates, the Class B Certificates and the Class C Certificates will be issued in minimum denominations of $1,000,000 and in integral multiples of $500,000.

         SECTION II.2 Group. The Series 1996-2 Certificates are included in Group I.

Consequently, the Series 1996-2 Certificates will share a single Series Collection Allocation Percentage (determined using the Required Receivables as defined herein), a single Series Loss Allocation Percentage (determined using the Group Invested Amount as defined herein), a single Deferred Portion of the Acquisition Amount payable in respect of the Transferor Interest (determined as provided herein), and if a Group Amortization Period occurs, a single Available Subordinated Amount (determined as provided herein) with the other Series in Group I. Collections, Investor Allocable Dilution, Investor Allocable Loss Amounts and Investor Write-Offs will be allocated collectively to Group I in accordance with such shared Series Collection Allocation Percentage and shared Series Loss Allocation Percentage, as applicable, and will be further allocated among Series included in Group I (and the various Senior Classes and Subordinated Classes) in accordance with this Supplement. The Servicing Fee with respect to all Series in Group I shall be paid in accordance with this Supplement and shall be determined in accordance with Section 3.4 of the Pooling Agreement using the collective Series Collection Allocation Percentage for Group
I. The Series in Group I share a collective Series Interest, the amount of which equals the shared Series Collection Allocation Percentage for Group I.

         Subsection 12.1(b) of the Pooling Agreement shall not apply to any Series in Group I and shall be superseded for all such Series by Section 7.2 of this Supplement. All terms of this Supplement applying generally to Group I shall survive the repayment in full or other termination of the Series 1996-2 Certificates until such time as all Series in Group I have been repaid in full and any revolving purchase commitments made by the Holders relating to Certificates in any such Series have been terminated (or, if earlier, on the Final Scheduled Payment Date for the last Series in Group I). Such terms of general applicability include all of Article IV (excluding Sections 4.1 and 4.9), Article V, Section 7.2 and Article VIII (excluding Sections 8.7 and 8.8) and all related definitions.

         SECTION II.3 Investor Ownership Percentage. The Investor Certificates in Group I represent an undivided interest in the portion of the Transferred Assets allocable to Group I, which undivided interest (expressed as a percentage) shall equal the Investor Ownership Percentage. On any day, the aggregate of the amounts paid and payable by the Holders of such Investor Certificates in respect of the acquisition of such undivided interest (the "Acquisition Amount") shall equal the Group Invested Amount plus the Deferred Portion (it being understood that the Acquisition Amount may vary from day to day); provided that the Acquisition Amount shall be fixed as of the Group Amortization Calculation Date.

         The Deferred Portion of the Acquisition Amount shall be subject to a holdback and shall be paid to the extent (and only to the extent) Daily Group Collections are not required to pay amounts described in clauses first through fourth of Section 4.3 or Section 4.4 (as applicable), it being understood that the Holders of Series 1996-2 Certificates and of each other Series of Certificates in Group I shall not be liable to pay any portion of the Deferred

Portion not paid out of Daily Group Collections.

ARTICLE III CONDITIONS TO ISSUANCE; USE OF PROCEEDS

         SECTION III.1 Conditions to Issuance. Trustee will not authenticate the Series 1996-2 Certificates unless all conditions to the issuance of the Series 1996-2 Certificates under Section 6.10 of the Pooling Agreement shall have been satisfied and the Trustee shall have received a termination agreement as to the payment of the Series 1996-1 Certificates in substantially the form of Exhibit D attached hereto, appropriately completed and duly executed by each party thereto.

         SECTION III.2 Use of Proceeds. The proceeds from the issuance of the Series 1996-2 Certificates shall be used first to repay the Series 1996-1 Certificates in full and second for general corporate purposes of Transferor.

ARTICLE IV PAYMENTS AND ALLOCATIONS

         SECTION IV.1 Interest; Additional Amounts.

                  (a) Interest on each Class A Certificate shall (i) accrue during each Interest Period at a rate per annum equal to LIBOR plus the applicable Certificate Spread, (ii) be calculated on the basis of actual days over a year of 360 days, and (iii) be payable on each Distribution Date.

                  (b) Interest on each Class B Certificate shall (i) accrue during each Interest Period at a rate per annum equal to LIBOR plus the applicable Certificate Spread, (ii) be calculated on the basis of actual days over a year of 360 days, and (iii) be payable on each Distribution Date.

                  (c) Interest on each Class C Certificate shall (i) accrue during each Interest Period at a rate per annum equal to LIBOR plus the applicable Certificate Spread, (ii) be calculated on the basis of actual days over a year of 360 days, and (iii) be payable on each Distribution Date.

                  (d) Interest with respect to the Series 1996-2 Certificates due but not paid on any Distribution Date will be due on the next Distribution Date with additional interest on any amount not paid when due at 2% per annum above the Alternate Base Rate to the extent permitted by law.

         SECTION IV.2 Daily Calculations and Group Allocations. On each Business Day, Servicer shall calculate the Series Collection Allocation Percentage (and the Required

Receivables), the Current Carrying Costs and, prior to the Group Amortization Period, the Base Amount and the Net Invested Amount.

         Pursuant to Section 4.3 of the Pooling Agreement, Servicer shall allocate the Series Collection Allocation Percentage of available funds received in the Master Collection Account since the preceding Business Day's allocation to the shared Series Interest of Group I. The portion of funds so allocated, together with any funds released from the Equalization Account or any Principal Funding Account in accordance with Section 4.5 on that Business Day, are called the "Daily Group Collections."

         SECTION IV.3 Allocations of Daily Group Collections (Other Than in a Group Amortization Period). On each Business Day (other than a Business Day falling in a Group Amortization Period or after the Fully Funded Date), Servicer shall allocate the Daily Group Collections (or, if less, the aggregate amount of Daily Group Collections required to fund the items described in priorities first through fourth below) to the following purposes, in the priority indicated (and to the extent of Daily Group Collections available):

                  first, to the Carrying Cost Account until the amount allocated to the Carrying Cost Account equals the Current Carrying Costs;

                  second, if the Net Invested Amount is greater than the Base Amount, to the Equalization Account in an amount sufficient to reduce the Net Invested Amount to an amount equal to the Base Amount; provided that during any Series Amortization Period, funds that would otherwise be required to be deposited in the Equalization Account pursuant to this priority second shall instead be deposited in the sub-account of the Principal Funding Account for the related Series (and, if there is more than one such Series, shall be divided ratably between such sub-accounts, on the basis of the respective Principal Deposit Amounts of each such Series), but the amount deposited in any such sub-account shall in no event cause the balance therein to exceed the applicable Principal Deposit Amount (and any remaining amount not deposited in any sub-account of the Principal Funding Account because of this limitation shall be shared among the other sub-accounts for such Series in Group I (ratably as described above), in each case to the extent that it will not cause the balance therein to exceed the applicable Principal Deposit Amount, and any remaining amount shall be deposited in the Equalization Account); and provided further that no deposit shall be made to a sub-account of the Principal Funding Account pursuant to the immediately preceding proviso (and such proviso shall not apply notwithstanding the existence of a Series Amortization Period) unless, after giving effect thereto, the Net Invested Amount would not exceed the Base Amount;

                  third, during any Series Amortization Period, to the applicable sub-account of the Principal Funding Account until the amount on deposit in that sub-account equals the applicable Principal Deposit Amount; provided that

                           (i) the amount allocated to all Investor Certificates
                  in Group I in the aggregate pursuant to this priority third on any Business Day shall not exceed the product of (x) the Investor Ownership Percentage, multiplied by (y) the excess of the Daily Group Collections over the amounts allocated on that Business Day pursuant to priorities first and second and

                           (ii) if more than one Series in Group I is in a
                  Series Amortization Period, the amount so allocated shall be divided among the sub-accounts for each such Series in Group I as follows:

                                    (1) first, such amount shall be divided
                           among the sub-accounts for each Series in Group I in a Series Amortization Period that has an outstanding Senior Class, on the basis of the respective Principal Deposit Amounts allocable to each such Senior Class, but the amount deposited in any such sub-account shall in no event cause the balance therein to exceed the applicable Principal Deposit Amount allocable to the related Senior Class;

                                    (2) second, such amount (after reduction
                           pursuant to the prior step) shall be divided among the sub-accounts for each Series in Group I in a Series Amortization Period that has an outstanding Senior Subordinated Class, on the basis of the respective Principal Deposit Amounts allocable to each such Senior Subordinated Class, but the amount deposited in any such sub-account shall in no event cause the balance therein to exceed the applicable Principal Deposit Amount allocable to the related Senior Subordinated Class; and

                                    (3) third, such amount (after reduction
                           pursuant to the prior two steps) shall be divided among the sub-accounts for each Series in Group I in a Series Amortization Period that has an outstanding Junior Subordinated Class, on the basis of the respective Principal Deposit Amounts allocable to each such Junior Subordinated Class, but the amount deposited in any such sub-account shall in no event cause the balance therein to exceed the applicable Principal Deposit Amount allocable to the related Junior Subordinated Class; and

                  fourth, to hold in the Master Collection Account the amount necessary to pay on the next Distribution Date any Additional Amounts payable to the Holders.

         On such Business Day, Servicer shall allocate the remainder of the Daily Group Collections to make current and/or deferred transfer payments to Transferor in respect of the Transferor Certificate (including the Deferred Portion of the Acquisition Amount).

         If, on any day, the amount of Collections that is then allocated to the Carrying Cost Account exceeds the amount of Collections that is then required to be allocated to the Carrying Cost Account, Servicer shall reallocate such Collections on such day to one or more of the obligations described in the first paragraph of this Section in priorities second through fourth above, and in the preceding paragraph, in the order of priority set forth therein.

         In addition, if, on any day, funds on deposit in the Master Collection Account and available (as described in the first paragraph of this Section) for allocation under priority fourth are less than the amount of the obligations described therein, then the available Collections shall be allocated by Servicer to the holders of such obligations pro rata according to the respective amounts of such obligations held by them.

         On any Business Day falling after the Fully Funded Date, all Daily Group Collections shall be paid to Transferor as current and/or deferred transfer payments.

         SECTION IV.4 Allocations of Daily Group Collections During a Group Amortization Period. On each Business Day falling in a Group Amortization Period and prior to or on the Fully Funded Date, Servicer shall allocate the Daily Group Collections to the following purposes, in the priority indicated (and to the extent of Daily Group Collections available):

                  first, to the Carrying Cost Account to the extent that the balance therein is less than the amount of Current Carrying Costs (other than any Servicing Fee payable to any Big Flower Person) payable on the Distribution Date relating to the Calculation Period during which such Business Day falls;

                  second, to the Principal Funding Account and to Transferor (or, prior to the Holdback Account Termination Date, to the Holdback Account) in the following amounts:

                           (a) the amount to be transferred to the Principal
                  Funding Account shall equal the product of (i) the Investor Allocation Percentage, multiplied by (ii) the excess of the Daily Group Collections over the amount allocated on that Business Day pursuant to priority first, provided that the amount allocated pursuant to this clause (a) on any Business Day shall not exceed the product of (x) the Investor Ownership Percentage, multiplied by (y) the excess of the Daily Group Collections over the amounts allocated on that Business Day pursuant to priority first; and provided further that the aggregate amount so deposited in the Principal Funding Account shall not exceed the Group Invested Amount; and

                           (b) the amount to be transferred to Transferor (or,
                  prior to the Holdback Account Termination Date, to the Holdback Account) shall equal the product of (i) the Transferor Payment Percentage, multiplied by (ii) the excess of the Daily Group Collections over the amount allocated on that Business Day pursuant to priority first;

         the amount allocated to the Principal Funding Account pursuant to clause (a) of this priority second shall be divided among the sub-accounts for each Series of Group I as follows:

                           (1) first, such amount shall be divided among the
                  sub-accounts for each Series that has an outstanding Senior Class, on the basis of the respective outstanding principal amounts of each such Senior Class, but the amount deposited in any such sub-account shall in no event cause the balance therein to exceed the outstanding principal amount of the related Senior Class;

                           (2) second, such amount (after reduction pursuant to
                  prior step) shall be divided among the sub-accounts for each Series that has an outstanding Senior Subordinated Class, on the basis of the respective outstanding principal amounts of each such Senior Subordinated Class, but the amount deposited in any such sub-account shall in no event cause the balance therein to exceed the outstanding principal amount of the related Senior Subordinated Class;

                           (3) third, such amount (after reduction pursuant to
                  the prior two steps) shall be divided among the sub-accounts for each Series that has an outstanding Junior Subordinated Class, on the basis of the respective outstanding principal amounts of each such Junior Subordinated Class, but the amount deposited in any such sub-account shall in no event cause the balance therein to exceed the outstanding principal amount of the related Junior Subordinated Class;

                  third, to hold in the Master Collection Account the amount necessary to pay on the next Distribution Date all Additional Amounts payable to the Holders;

                  fourth, to pay any Servicing Fee payable to any Big Flower Person on the Distribution Date relating to the Calculation Period during which such Business Day falls; and

                  fifth, the balance to Transferor, provided that prior to the Holdback Account

         Termination Date, amounts payable to Transferor pursuant to this priority fifth shall be deposited into the Holdback Account and held as provided below.

         The "Holdback Account Termination Date" shall be the earlier to occur of (i) the date that falls twelve months after the beginning of the Group Amortization Period and (ii) the Fully Funded Date. If at any time prior to the Holdback Account Termination Date, the amount of funds on deposit in the Holdback Account exceeds the difference of (1) the Investor Repayment Amount minus (2) the amount of funds then held in the Carrying Cost Account and the Principal Funding Account that are available to pay the Investor Repayment Amount, then the amount of such excess funds shall be released from the Holdback Account and paid to Transferor as current and/or deferred transfer payments. On the Holdback Account Termination Date, Servicer shall calculate an amount equal to (x) the aggregate amount of funds held in the Holdback Account, minus (y) the aggregate Investor Allocable Dilution for the Group Amortization Period as to which no Series Allocable Dilution Adjustments have been received. The amount of such difference, if positive, will be paid to Transferor. The funds remaining in the Holdback Account after the payment of such amount to Transferor shall be transferred to the Master Collection Account and applied to the items listed in the first paragraph of this Section as priorities first through fifth, in that order (except that no such funds shall be allocated to Transferor or the Holdback Account pursuant to priority second and the amount allocable to the Principal Funding Account shall not be limited by application of the Investor Allocation Percentage or the Investor Ownership Percentage).

         If, on any day, funds on deposit in the Master Collection Account and available (as described in the first paragraph of this Section) for allocation under priority third are less than the amount of the obligations described therein, then the available Collections shall be allocated by Servicer to the holders of such obligations pro rata according to the respective amounts of such obligations held by them.

         On any Business Day falling after the Fully Funded Date, all Daily Group Collections shall be paid to the Transferor in respect of the Transferor Certificate (including the Deferred Portion of the Acquisition Amount).

         SECTION IV.5 Withdrawals from the Equalization Account and Principal Funding Account. On any Business Day prior to the Group Amortization Period on which no Early Amortization Event or Unmatured Early Amortization Event with respect to any Series in Group I exists, Servicer may instruct Trustee in writing to withdraw funds from the Equalization Account and apply such funds as Daily Group Collections, so long as the Net Invested Amount would not exceed the Base Amount after giving effect to such transfer and application. On the first day of any Series Amortization Period or Group Amortization Period, Servicer shall instruct Trustee to withdraw the entire balance in the Equalization Account and apply the same as Daily Group Collections on that day. On the first day of the Group

Amortization Period, Servicer shall instruct Trustee likewise to withdraw the entire balance in the Principal Funding Account and apply the same as Daily Group Collections on that day.

         SECTION IV.6 Available Subordinated Amount. (a) If a Group Amortization Period begins, Servicer shall promptly calculate the Deferred Portion as of the Group Amortization Calculation Date and report such amount in the Daily Report for the first day in the Group Amortization Period. The Available Subordinated Amount as of the Group Amortization Calculation Date shall be equal to the Deferred Portion as so calculated by Servicer. Servicer shall also calculate the Available Subordinated Amount as of each Cut-Off Date falling in the Group Amortization Period, such calculation to be reflected in the related Monthly Report.

         (b) The Available Subordinated Amount shall be determined as of the Group Amortization Calculation Date. The Available Subordinated Amount, as of any Cut-Off Date in the Group Amortization Period, shall equal the result of:

                  (i) the Available Subordinated Amount as of the preceding Cut-Off Date (or as of the Group Amortization Calculation Date, in the case of the first Cut-Off Date falling in the Group Amortization Period); minus

                  (ii) the Investor Allocable Loss Amount with respect to the ASA Measuring Period ending on that Cut-Off Date; minus

                  (iii) any Investor Allocable Dilution with respect to the ASA Measuring Period ending on that Cut-Off Date; plus

                  (iv) subject to Sections 4.7 and 4.8, the Investor Allocable Recoveries and Investor Allocable Dilution Adjustments with respect to the ASA Measuring Period ending on that Cut-Off Date.

         (c) Notwithstanding the foregoing, in no event shall the Available Subordinated Amount at any time be less than zero or greater than the Available Subordinated Amount as of the Group Amortization Calculation Date.

         SECTION IV.7 Write-Offs and Recoveries. (a) In each Monthly Report required to be delivered during the Group Amortization Period, Servicer shall calculate the Investor Write-Offs and the Investor Allocable Recoveries for the most recently ended ASA Measuring Period.

         (b) If the Investor Write-Offs calculated in any Monthly Report exceed zero, the Group Invested Amount shall be reduced by the amount of the Investor Write-Offs with effect from the related Distribution Date. Any such reduction shall be allocated to the Class Invested

Amounts of all outstanding Junior Subordinated Classes (ratably in accordance with such Class Invested Amounts) until all such Class Invested Amounts have been reduced to zero. Any remaining reduction shall next be allocated to the Class Invested Amounts of all outstanding Senior Subordinated Classes (ratably in accordance with such Class Invested Amounts) until such Class Invested Amounts have been reduced to zero. Finally, any remaining reduction shall be allocated to the Class Invested Amounts of all outstanding Senior Classes (ratably in accordance with such Class Invested Amounts).

         (c) If the Group Invested Amount has been reduced on account of any Investor Write-Offs, then any Investor Allocable Recoveries with respect to any Calculation Period ending after the reduction takes place shall be applied to reinstate the Group Invested Amount, to the extent of such prior reductions that have not previously been reinstated, with effect from the related Distribution Date. Any such reinstatement shall be allocated to the Class Invested Amounts of all outstanding Senior Classes (ratably in accordance with such Class Invested Amounts) until all prior reductions to such Class Invested Amounts on account of Investor Write-Offs have been reinstated. Any remaining reinstatement shall next be allocated to the Class Invested Amounts of all outstanding Senior Subordinated Classes (ratably in accordance with such Class Invested Amounts) until all prior reductions to such Class Invested Amounts on account of Investor Write-Offs have been reinstated. Finally, any remaining reinstatement shall be allocated to the Class Invested Amounts of all outstanding Junior Subordinated Classes (ratably in accordance with such Class Invested Amounts).

         (d) If Investor Allocable Recoveries are applied pursuant to subsection
(c) to reinstate the Group Invested Amount on any Distribution Date, then Investor Allocable Recoveries shall be applied to increase the Available Subordinated Amount on the same Distribution Date only to the extent of the excess, if any, of the Investor Allocable Recoveries, minus the amount of Investor Allocable Recoveries so applied.

         (e) The outstanding principal amount of any Senior Class or Subordinated Class shall be reduced by any reduction, and increased by any reinstatement, of its Class Invested Amount pursuant to this Section 4.7 or
Section 4.8, in the amount of such reduction or reinstatement.

         SECTION IV.8 Certain Dilution in a Group Amortization Period. (a) In each Monthly Report required to be delivered during the Group Amortization Period, Servicer shall calculate the Investor Allocable Dilution and the Series Allocable Dilution Adjustments for the most recently ended ASA Measuring Period.

         (b) If the Investor Allocable Dilution calculated in any Monthly Report is greater than zero, and there are funds in the Holdback Account, then those funds (up to an amount equal to the amount of the Investor Allocable Dilution), shall be allocated (i) first, in accordance with priority first of the first paragraph of Section 4.4, (ii) second, to the Principal Funding Account (in accordance with clauses (1), (2) and (3) of priority second of the first paragraph of Section 4.4) until the Net Invested Amount is reduced to zero and (iii) third, in accordance with priorities third through fifth of the first paragraph of Section 4.4, in that priority.

         (c) If the Available Subordinated Amount or the Group Invested Amount has been reduced on account of any Investor Allocable Dilution, then (i) any Series Allocable Dilution Adjustments with respect to any Calculation Period ending after the reduction takes place and (ii) any additional funds deposited in the Holdback Account (the "Investor Allocable Dilution Adjustments") shall be allocated (x) first, to reinstate the Group Invested Amount (with the same allocation among Senior Classes, Senior Subordinated Classes and Junior Subordinated Classes as is described in subsection 4.7(c)), and (y) second, to reinstate the Available Subordinated Amount, in each case to the extent not previously reinstated. Any amount so allocated on any day shall be allocated (i) first, in accordance with priority first of the first paragraph of Section 4.4,
(ii) second, to the Principal Funding Account (in accordance with clauses (1), (2) and (3) of priority second of the first paragraph of Section 4.4) until the Net Invested Amount is reduced to zero and (iii) third, in accordance with priorities third through fifth of the first paragraph of Section 4.4, in that priority.

         SECTION IV.9 Optional Early Pay Out. (a) On any Business Day falling in the Revolving Period, Transferor may provide notice (an "Accumulation Notice") to Trustee of its intention to accumulate funds to cause the Series 1996-2 Certificates to be prepaid in full, or, for the Class A Certificates, the Class B Certificates or (subject to the last sentence of this subsection (a)) the Class C Certificates to be prepaid in part, in a minimum amount of $10,000,000 or in higher integral multiples of $500,000. When amounts sufficient for such prepayment have been accumulated, Transferor may provide notice to Trustee on any Distribution Date falling in the Revolving Period (a "Prepayment Notice") of the date, at least 30 days after the date of such Prepayment Notice, when the prepayment shall occur. Trustee shall notify the affected Holders within five Business Days of receiving such Prepayment Notice. No Class B Certificates may be prepaid unless either (x) the Class A Certificates have been paid in full or
(y) after giving effect to such prepayment the Net Invested Amount would not exceed the Base Amount. No Class C Certificates may be prepaid unless either (x) the Class A Certificates and the Class B Certificates have been paid in full or
(y) after giving effect to such prepayment the Net Invested Amount would not exceed the Base Amount. In the event of any partial prepayment of the Class A Certificates, the Class B Certificates or the Class C Certificates, the Holders of those Class A Certificates or Class B Certificates (as the case may be) will be paid their pro rata share of such partial prepayment calculated in accordance with the outstanding principal amount of each Class A Certificate, Class B Certificate or Class C Certificate (as the case may be) as of the related Record Date. The Class C Certificates may not be partially prepaid except as a result of a prepayment of at least

50% of the Class C Invested Amount as in effect on the date hereof.

         (b) Commencing upon the date specified in the Accumulation Notice (until an amount equal to the amount to be prepaid has been accumulated), amounts shall be set aside for purposes of that prepayment in accordance with
Section 4.3, except that no such amounts shall be set aside if Transferor notifies Trustee that Transferor intends to cause the Series 1996-2 Certificates to be prepaid in full (but not in part) by causing the portion of the Series Interest for Group I attributable to the Series 1996-2 Certificates to be conveyed to one or more Persons (who may be the Holders of a new Series issued substantially contemporaneously with such prepayment) for a cash purchase price in an amount equal to the sum of (i) the Series 1996-2 Initial Invested Amount, plus (ii) to the extent not available in the Carrying Cost Account, accrued and unpaid interest on the Series 1996-2 Certificates to the day of such prepayment (the "Refinancing Date"). No such conveyance shall, however, be permitted if as a result thereof Transferor, Big Flower or any of their Affiliates would acquire such portion of the Series Interest or the underlying Receivables. In the case of any such conveyance, the purchase price shall be deposited in the Principal Funding Account and shall be distributed to the Holders of the 1996-2 Certificates on the Refinancing Date in accordance with the terms of Section 5.2.

         (c) Any prepayment pursuant to this Section 4.9 shall be made on the later to occur of (i) the Distribution Date specified in the Prepayment Notice and (ii) the Distribution Date on which sufficient funds have been accumulated pursuant to Section 4.3 or 4.4 or obtained by a conveyance described in subsection 4.9(b).

         (d) No Class B Certificates (or Certificates in any other Senior Subordinated Class) may be prepaid if any Senior Class is outstanding and, after giving effect to that payment, the Net Invested Amount would exceed the Base Amount.

         (e) No Class C Certificates (or Certificates in any other Junior Subordinated Class) may be prepaid if any Senior Subordinated Class is outstanding and, after giving effect to that payment, the Net Invested Amount would exceed the Base Amount.

         SECTION IV.10 Reset of Benchmark Percentages and Special Concentration Limits. Transferor may from time to time, by notice in any Monthly Report, (i) increase or decrease any Class A Benchmark Percentage, Class B Benchmark Percentage or Class C Benchmark Percentage used in the calculation of the Class A Incremental Concentration Balance, Class B Incremental Concentration Balance, or Class C Excess Concentration Balance, respectively, (ii) change the percentage specified in the definition of Class C Special Concentration Limit, and/or (iii) increase the number or type of Special Obligors, in each case if the Modification Condition is satisfied. It is understood and agreed that the actions described in the preceding sentence may change the calculation of other amounts, including the Class A Concentration

Factor, Class B Concentration Factor, Class C Concentration Factor, Class A Minimum Required Reserve Ratio, Class B Minimum Required Reserve Ratio and the Class C Minimum Required Reserve Ratio.

         SECTION IV.11 Modification of Eligibility Criteria. Notwithstanding the requirements in clause (b) of the definition of Eligible Receivable regarding the shipment of goods and the requirements of clause (j) of such definition regarding the absence of potential offsets, Receivables arising under Bill and Hold Arrangements, Receivables owed by Obligors benefitting from Customer Supply Arrangements and Receivables owed by Obligors that maintain a positive Postage Balance may be Eligible Receivables, provided that such Receivables otherwise satisfy the requirements of such definition.

         SECTION IV.12 Calculations to be Without Duplication. (a) It is the intent of the parties that the components of the Class A Subordination Deficit be calculated without duplication. To facilitate such intent, the Servicer may elect to identify each Class A Duplicate Obligor and shall take the following additional steps with respect thereto (in the order indicated below):

         First, determine an amount (the "Class A Step One Amount") equal to the aggregate Unpaid Balance of Eligible Receivables owed by such Obligor that are included in the Class A Executory Contract Reserve. If such Class A Step One Amount exceeds zero, such Obligor shall be excluded from the calculation of the Class A Bill and Hold Reserve, the Class A Incremental Concentration Balance, the Class A Customer Supply Reserve and the Class A Postage Reserve.

         Second, determine an amount (the "Class A Step Two Amount") equal to the aggregate Unpaid Balance of Eligible Receivables owed by such Obligor that are included in the Class A Incremental Concentration Balance, the Class B Incremental Concentration Balance or the Class C Excess Concentration Balances (after taking into account the First step above). For purposes of calculating the Class A Bill and Hold Reserve, the Class A Customer Supply Reserve and the Class A Postage Reserve, the aggregate Unpaid Balance of Eligible Receivables owed by such Obligor shall be deemed to be reduced by the Class A Step Two Amount.

         Third, determine an amount (the "Class A Step Three Amount") equal to the excess, if any, of (x) the sum of (i) such Obligor's BH Net Exposure (as specified in the definition of Bill and Hold Exposure), plus (ii) such Obligor's CS Net Exposure (as specified in the definition of Customer Supply Exposure), plus (iii) such Obligor's PR Amount, over (y) the aggregate Unpaid Balance of Eligible Receivables owed by such Obligor as of the most recent Cut-Off Date.

         Fourth, determine the sum (the "Class A Duplicate Amount") of the Class A Step Three Amounts for all Class A Duplicate Obligors, which sum shall be deducted in the calculation of the Class A Special Reserves.

         (b) It is the intent of the parties that the Excess Bill and Hold Reserve, the Excess Executory Contract Reserve, the Subordinate Class Customer Supply Reserve, the Class B Incremental Concentration Balance and the Class C Excess Concentration Balances be calculated without duplication. To facilitate such intent, the Servicer may elect to identify each Subordinate Class Duplicate Obligor and shall take the following additional steps with respect thereto (in the order indicated below):

         First, determine an amount (the "Subordinate Class Step One Amount") equal to the aggregate Unpaid Balance of Eligible Receivables owed by such Obligor that are included in the Class B Incremental Concentration Balance or the Class C Excess Concentration Balances. For purposes of calculating the Excess Bill and Hold Reserve, the Excess Executory Contract Reserve and the Subordinate Class Customer Supply Reserve, the aggregate Unpaid Balance of Receivables owed by such Obligor shall be deemed to be reduced by the Subordinate Class Step One Amount.

         Second, determine an amount (the "Subordinate Class Step Two Amount") equal to the excess, if any, of (x) the sum of (i) such Obligor's BH Net Exposure (as specified in the definition of Bill and Hold Exposure), plus (ii) 75% of such Obligor's CS Net Exposure (as specified in the definition of Customer Supply Exposure), over (y) the aggregate Unpaid Balance of Eligible Receivables owed by such Obligor as of its Calculation Date.

         Third, determine an amount (the "Subordinate Class Duplicate Amount") equal to the sum of the Subordinate Class Step Two Amounts for all Subordinate Class Duplicate Obligors, which amount shall be added to the calculation of Net Eligible Receivables and deducted in the calculations of Deferred Portion, Required Receivables and Class A Coverage.

ARTICLE V DISTRIBUTIONS AND REPORTS

         SECTION V.1 Distributions. On each Distribution Date and, with respect to clause (b), on each Principal Payment Date, other than a Distribution Date that is also a Refinancing Date, Trustee shall, in accordance with instructions set out in the applicable Daily Report, distribute to the Holders, the following amounts:

                  (a) accrued and unpaid interest on the Series 1996-2 Certificates and any other Investor Certificates in Group I (including any additional interest payable to the Series 1996-2 Holders pursuant to Section 4.1) to the extent funds are available for such payment in the Carrying Cost Account (and in the event of any shortfall, such interest shall be paid first to each Senior Class, ratably in accordance with the total amount of interest owed to each Senior Class, second to each Senior Subordinated Class, ratably in accordance with the total amount of interest owed to each Senior Subordinated Class), and third to each Junior Subordinated Class, ratably in accordance with the total amount of interest owed to each Junior Subordinated Class;

                  (b) on each Principal Payment Date, all funds deposited in each sub-account of the Principal Funding Account on or prior to the most recent Cut-Off Date shall be distributed in reduction of the related Series Invested Amounts; provided that (i) in the case of a Principal Payment Date which is the date of a prepayment pursuant to
         Section 4.9(a), all such amounts on deposit in the Series 1996-2 sub-account of the Principal Funding Account shall be paid to the Holders of Class A Certificates, Class B Certificates and/or Class C Certificates to be prepaid, as specified in the related Prepayment Notice, in accordance with Section 4.9(a), (ii) in the case of any other Principal Payment Date, all such amounts on deposit in the Series 1996-2 sub-account of the Principal Funding Account shall be paid to the Holders of Class A Certificates until they have been paid or provided for in full before any such amounts are paid to the Holders of Class B Certificates or Class C Certificates, and any remaining amounts on deposit in the Series 1996-2 sub-account of the Principal Funding Account shall be paid to the Holders of Class B Certificates until they have been paid or provided for in full before any such amounts are paid to the Holders of Class C Certificates, (iii) no such amounts shall be paid to the Holders of any Subordinated Class on any day if (A) any Senior Class will remain outstanding after that date and (B) the Net Invested Amount exceeds the Base Amount on that day (after giving effect to all payments and allocations made pursuant to Section 4.3 on that day), and (iv) no such amounts shall be paid to the Holders of any Junior Subordinated Class on any day if (A) any Senior Subordinated Class will remain outstanding after that date and (B) the Net Invested Amount exceeds the Base Amount on that day (after giving effect to all payments and allocations made pursuant to Section 4.3 on that day);

                  (c) if, on the Expected Final Payment Date for any Series in Group I or any Distribution Date falling in a Group Amortization Period, the funds on deposit in the Carrying Cost Account (less any Servicing Fee payable on that day to anyone other than a Big Flower Person) will be equal to or greater than the Net Invested Amount (after giving effect to all distributions required by subsections (a) and
         (b)), then an amount equal to such remaining Net Invested Amount shall be withdrawn from the Carrying Cost Account and distributed in reduction of the Net Invested Amount; and

                  (d) any Additional Amounts payable with respect to Certificates in any Series in Group I to the extent that funds have been allocated for those Additional Amounts pursuant to priority fourth of Section 4.3 or priority third of Section 4.4 (and in the event of any shortfall, Additional Amounts shall be paid first to each Senior Class, ratably in accordance with the total Additional Amounts owed to each Senior Class, and second to each Senior Subordinated Class, ratably in accordance with the total Additional Amounts owed to each Senior Subordinated Class and third to each Junior Subordinated Class, ratably in accordance with the total Additional Amounts owed to each Junior Subordinated Class).

         Unless otherwise specified in the applicable Supplement, such payments in respect of Certificates in any Series in Group I shall be by wire transfer in immediately available funds to an account specified in writing to the Trustee by the Person whose name appears as the registered Holder of such Certificate on the Certificate Register on the Record Date immediately prior to such payment, or, if an account is not so specified by such Record Date, by check mailed to such registered Holder at the address of such Person as it appears on such Certificate Register.

         On each Distribution Date, Trustee shall also, in accordance with instructions set out in the applicable Daily Report, distribute the Servicing Fee to Servicer to the extent that funds are available for that purpose in the Carrying Cost Account.

         On each Interest Payment Date (other than any Distribution Date, which shall be governed by subsection (a) above), Trustee shall, in accordance with instructions set out in the applicable Daily Report, distribute interest payable on that date to the Holders of any Series in Group I, to the extent funds are available for such payment in the Carrying Cost Account (and in the event of any shortfall, any such interest shall be paid first to each Senior Class, ratably in accordance with the total amount of interest owed to each Senior Class, second to each Senior Subordinated Class, ratably in accordance with the total amount of interest owed to each Senior Subordinated Class and third to each Junior Subordinated Class, ratably in accordance with the total amount of interest owed to each Junior Subordinated Class).

         Servicer shall furnish instructions to the Trustee two (2) Business Days prior to each Distribution Date setting forth the calculation of interest for such Interest Period and the amounts to be distributed to the Holders.

         SECTION V.2 Special Distributions on the Refinancing Date. On the Refinancing Date, Trustee shall, in accordance with instructions set out in the applicable Daily Report, distribute to the Holders of the affected Series in Group I the following amounts:

                  (a) all interest accrued on the Certificates of the affected Series in Group I to the Refinancing Date, to the extent funds are available for such payment in the Carrying Cost Account or have been deposited in the Principal Funding Account pursuant to Section 4.9;

                  (b) all funds deposited in the Principal Funding Account pursuant to Section 4.9, provided that (i) no such amounts shall be paid to the Holders of the Class B Certificates or Class C Certificates until the Holders of the Class A Certificates have been paid or provided for in full, (ii) no such amounts shall be paid to the Holders of any Subordinated Class on any day if (A) any Senior Class will remain outstanding after that date and (B) the Net Invested Amount exceeds the Base Amount on that day (after giving effect to all payments and allocations made pursuant to Section 4.3 on that day),
         (iii) no such amounts shall be paid to the Holders of the Class C Certificates until the Holders of the Class B Certificates have been paid or provided for in full, (iv) no such amounts shall be paid to the Holders of any Junior Subordinated Class on any day if (A) any Senior Subordinated Class will remain outstanding after that date and (B) the Net Invested Amount exceeds the Base Amount on that day (after giving effect to all payments and allocations made pursuant to Section 4.3 on that day); and

                  (c) any Additional Amounts to the extent that funds for those Additional Amounts have been allocated pursuant to priority fourth of
         Section 4.3 or priority third of Section 4.4 or deposited in the Principal Funding Account pursuant to Section 4.9.

         SECTION V.3 Payments in Respect of Transferor Certificate. On each day on which funds are allocated for distribution to Transferor in respect of the Transferor Certificate pursuant to Sections 4.3 and 4.4 (and subject to the terms of Section 4.4 relating to the Holdback Account), Trustee shall, in accordance with instructions set out in the applicable Daily Report, distribute to Transferor, all funds so allocated in accordance with those Sections. In addition, after the Group Invested Amount has been repaid in full and all interest and Additional Amounts owed to the Holders have been paid, any additional funds on deposit in the Carrying Cost Account, the Equalization Account or the Principal Funding Account shall similarly be paid to Transferor, in respect of the Transferor Certificate.

         SECTION V.4 Daily Reports and Monthly Reports. Each Daily Report and Monthly Report shall be substantially in the applicable form set out in Exhibit B or C or in such other form as may be required by any other Supplement relating to a Series in Group I or otherwise satisfactory to Servicer and Trustee and consistent with the terms of this Supplement, each such other Supplement and the Pooling Agreement. Without limiting the foregoing, Servicer shall attach to each Monthly Report a reconciliation of the Servicer's accounts receivable ledgers to the information contained in such Monthly Report in such form as is satisfactory to Servicer and Trustee and consistent with the terms of this Supplement. Copies of each Monthly Report shall be provided free of charge by the Trustee to purchasers of Series 1996-2 Certificates in connection with the initial distribution thereof and may be obtained free of charge upon request from the Trustee (and presentation of a confirmation evidencing the purchase of such Certificates) by subsequent purchasers.

         SECTION V.5 Annual Tax Information. On or before January 31 of each calendar year, beginning with calendar year 1997, Servicer, on behalf of Trustee, shall furnish or cause to be furnished to each Person who at any time during the preceding calendar year was a Holder the information for the preceding calendar year, or the applicable portion thereof during which the Person was a Holder, as is required to be provided by an issuer of indebtedness under the Internal Revenue Code to the holders of the issuer's indebtedness and such other customary information as is necessary to enable such Holders to prepare their Federal income tax returns. Servicer's obligations under the preceding sentence shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Paying Agent to the specified Persons pursuant to the Pooling Agreement or any requirements of the Internal Revenue Code as from time to time in effect. Notwithstanding anything to the contrary contained in this Agreement, Trustee shall, to the extent required by applicable law, from time to time furnish to the appropriate Persons a Form 1099-INT within the period required by applicable law.

         SECTION V.6 Periodic Perfection Certificate. On or before December 1 of each calendar year, beginning with calendar year 1996, Servicer, on behalf of Trustee, shall furnish or cause to be furnished to Trustee and each Agent an Officer's Certificate setting forth a list of all changes in (a) the name, identity or corporate structure of Transferor or any Seller and (b) the chief executive office of Transferor or any Seller (or in the place of business of Transferor or any Seller that has only one place of business) that have taken place since the date of the Officer's Certificate most recently delivered pursuant to this Section 5.6 (or since the date hereof, in the case of the first such Officer's Certificate to be delivered), or indicating that no such events have taken place, and stating in each case what filings of UCC financing statements, or amendments thereto, relating to the Transaction Documents have been made in connection with each such event (identifying the date and filing index numbers for each). Any financing statement identified in such an Officer's Certificate delivered to Trustee shall be deemed to have been identified to Trustee in writing for purposes of subsection 11.1(c)(v) of the Pooling Agreement. If any such new UCC financing statements are filed, Servicer shall cause Trustee to be named as secured party (in the case of any filing against Transferor) or assignee of the secured party (in the case of any filing against a Seller).

ARTICLE VI EARLY AMORTIZATION EVENTS

         SECTION VI.1 Early Amortization Events. Each of the following shall constitute an "Early Amortization Event":

                  (a) any of the following shall occur:

                           (i) failure on the part of Transferor or Servicer to
                  make any payment of
                  the principal amount of any Series 1996-2 Certificate when due, or to make any deposit required by the terms of any Transaction Document within one Business Day after the date the deposit is required to be made, or to make any payment of any interest on the Series 1996-2 Certificates or any other payment required by the terms of any Transaction Document on or before three Business Days after the date such payment is required to be made; or

                           (ii) failure on the part of Servicer to deliver a
                  Daily Report within the time period required under Section 3.5(c) of the Pooling Agreement and continuance of such failure for five Business Days; provided that if the Servicer shall have estimated the Base Amount in the Daily Report for one or more days due to adverse circumstances beyond its control (as described in, and subject to the limitations in, such Section 3.5(c)), then the five day grace period specified in this clause (ii) shall be reduced by the number of days on which the Base Amount was estimated (or, if such number of days exceeds five, shall be reduced to zero); or

                           (iii) failure on the part of the Servicer to deliver
                  a Monthly Report within the time required under Section 3.5(d) of the Pooling Agreement and the applicable Supplement or PI Agreement, and continuance of such failure for three Business Days; or

                           (iv) failure on the part of Transferor, Guarantor,
                  Servicer or any Seller duly to observe or perform any covenant or agreement set forth in any Transaction Document, which failure continues unremedied for a period of 30 days after the date on which written notice of the failure, requiring the same to be remedied, shall have been given to Transferor by Trustee or to Transferor and Trustee by any Holder; or

                           (v) Guarantor gives notice of termination of the
                  Seller Guaranty;

                  (b) any representation or warranty made by a Seller in subsection 5.1(d), 5.1(k), 5.1(n), 5.1(o) or 5.1(r) of the Purchase Agreement or by Transferor in subsection 2.3(a)(i), 2.3(a)(ii) or 7.1(i) of the Pooling Agreement shall prove to have been incorrect in any material respect when made, and continues to be incorrect in any material respect for a period of five Business Days after the date on which written notice of the breach, requiring the same to be remedied, shall have been given to Transferor by Trustee or to Transferor and Trustee by any Series 1996-2 Holder, or any other representation or warranty made by Transferor, Servicer, Guarantor or any Seller in any Transaction Document shall prove to have been incorrect in any material respect when made, and continues to be incorrect in any material respect for a period of 30 days after the date on which written notice of the breach, requiring the same to be remedied, shall have been given to Transferor by Trustee, or Transferor and to Trustee by any Series 1996-2 Holder; provided that a mistake in the representation of a Receivable as an Eligible Receivable shall not constitute an Early Amortization Event unless and until the applicable Seller has failed to make the cash payments (if any) owed under Section 3.1 of the Purchase Agreement in respect of the misrepresentation (it being understood that certain of such mistakes may result in a non-cash adjustment under the Purchase Agreement);

                  (c) a Bankruptcy Event shall occur with respect to Transferor, Servicer, Guarantor or any Seller, or Transferor shall become unable, for any reason, to transfer Receivables or other Transferred Assets to the Trust in accordance with the provisions of the Purchase Agreement and the Pooling Agreement; provided that if, at the time any event that would, with the passage of time, become a Bankruptcy Event occurs as a result of a bankruptcy proceeding being filed against Transferor or any Seller, then, on and after the day on which the bankruptcy proceeding is filed until the earlier to occur of the dismissal of the proceeding and the commencement of the Early Amortization Period, Transferor shall not purchase Receivables and Related Assets from the affected Seller or, if Transferor is the subject of the proceeding, transfer Receivables and Related Transferred Assets to the Trust;

                  (d) the Trust or Transferor shall be required to be registered as an "investment company" under and within the meaning of the Investment Company Act of 1940, as amended;

                  (e) the Net Invested Amount exceeds the Base Amount for a period of five or more consecutive Business Days;

                  (f) a Servicer Default shall have occurred and shall not have been remedied;

                  (g) Treasure Chest shall cease to own, directly or indirectly, 100% of the issued and outstanding capital stock of Transferor;

                  (h) the Internal Revenue Service or the PBGC files one or more Tax or ERISA Liens against the assets of Transferor or any Seller (including Receivables);

                  (i) the cessation of, or the failure to create, a valid first-priority perfected ownership or security interest in favor of Trustee in the Receivables (subject to Permitted Adverse Claims and Special New Jersey EPA Claims) or the rights of Transferor under the Purchase Agreement;

                  (j) the Series 1996-2 Invested Amount is not paid in full on the Expected Final Payment Date;

                  (k) any foreclosure or similar proceeding in respect of any adverse claim on any Buyer Note or the Transferor's common stock shall have been commenced; or title to any Buyer Note or Transferor's common stock shall pass to the holders of such adverse claim, it being understood that the grant of a security interest in the stock of Transferor or a Buyer Note to a creditor of a Seller shall not be an Early Amortization Event;

                  (l) the Transferor Net Worth shall be less than 18% of the aggregate Unpaid Balance of the Receivables at any time and such condition continues for five consecutive Business Days; or

                  (m) the Intercreditor Provisions shall be amended, waived, modified or breached without the prior written consent of the Required Series Holders of Series 1996-2.

         SECTION VI.2 Early Amortization Period. Upon the occurrence and during the continuance of any Early Amortization Event described in subsection 6.1(c),
(d), (i), (j), (k) or (l), an Early Amortization Period shall commence without any notice or other action on the part of Trustee or the Series 1996-2 Holders, immediately upon the occurrence of such Early Amortization Event. On the tenth day after Transferor receives notice or otherwise becomes aware of the occurrence of any Early Amortization Event described in subsection 6.1(a), (e) or (h) an Early Amortization Period shall commence without any notice or other action on the part of Trustee or the Series 1996-2 Holders, unless waived by the Required Series Holders of Series 1996-2 or, in the case of subsection 6.1(a) or
(h), is otherwise cured prior to such tenth day. Upon the occurrence and continuance of any event described in any subsection above (including subsection 6.1(a), (c), (d), (e), (h), (i), (j), (k) or (l)), after the applicable grace period, if any, set forth in such subsection, if so directed by the Required Series Holders of Series 1996-2, Trustee shall by notice then given in writing to Transferor and Servicer, declare that an Early Amortization Period has commenced as of the date of Transferor's receipt of the notice.

ARTICLE VII OPTIONAL REDEMPTION; TERMINATION

         SECTION VII.1 Optional Redemption of Investor Interests. On any Distribution Date occurring during an Early Amortization Period with respect to the Series 1996-2 Certificates on or after the date that the aggregate Unpaid Balance of the Receivables then included in the Receivables Pool is reduced to ten percent or less of the aggregate Unpaid Balance of the Receivables included in the Receivables Pool as of the commencement of such Early Amortization Period, Transferor shall have the option to redeem the Series 1996-2 Series Interest. The purchase price will be an amount equal to the Series 1996-2 Invested Amount plus accrued and unpaid interest (and accrued and unpaid interest with respect to interest that was due but not paid on any prior Distribution Date) through the day preceding the Distribution Date at the applicable interest rate (as specified in Section 4.1) plus the aggregate amount by which the Series 1996-2 Invested Amount has been reduced on account of Investor Write-Offs and Investor Allocable Dilution (and not subsequently reinstated). Upon the tender of the outstanding Certificates of Series 1996-2 by the Holders thereof, Trustee shall distribute the amounts, together with all funds on deposit in the Principal Funding Account that are allocable to the Series 1996-2 Certificates, to the Holders of Series 1996-2 Certificates on the next Distribution Date in repayment of the principal amount and accrued and unpaid interest owing to such Holders. Following any redemption, the Holders of the Series 1996-2 Certificates shall have no further rights with respect to the Receivables. In the event that Transferor fails for any reason to deposit in the Principal Funding Account the aggregate purchase price for the Series 1996-2 Certificates, payments shall continue to be made to the Holders of the Series 1996-2 Certificates in accordance with the terms of the Pooling Agreement and this Supplement. Notwithstanding the foregoing, no redemption pursuant to this
Article VII shall occur if the Series Invested Amount attributable to any Senior Class or Senior Subordinated Class of any Series in Group I shall have been reduced on account of Investor Write-Offs and/or Investor Allocable Dilution (and not subsequently reinstated) unless all such reductions are reinstated prior to such redemption.

         SECTION VII.2 Termination. Notwithstanding Section 12.1 of the Pooling Agreement, the last payment of the principal of and interest on the Certificates of any Series in Group I shall be due and payable no later than the Final Scheduled Payment Date for that Series. If, on the Distribution Date immediately prior to the Final Scheduled Payment Date for any such Series, Servicer determines that the Series Invested Amount for the Series on the applicable Final Scheduled Payment Date (after giving effect to all changes therein on such date) will exceed zero, Servicer shall solicit bids for the sale of interests in the Receivables in an amount equal to the product of (i) the outstanding balance of Receivables, times (ii) the Series Collection Allocation Percentage, times
(iii) the Investor Allocation Percentage, times (iv) a fraction the numerator of which is the applicable Series Invested Amount and the denominator of which is the Group Invested Amount. Transferor shall be entitled to participate in and to receive notice of each bid submitted in connection with the bidding process. Upon the expiration of the period, Servicer shall determine (x) the highest bid for such Receivables and (y) the Available Final Distribution Amount for the Series. Servicer shall sell the interests in the Transferred Assets on the Final Scheduled Payment Date for the applicable Series to the bidder with the Highest Bid and shall deposit the proceeds of such sale in the Master Collection Account for allocation to the Holders of the applicable Series. The priorities specified in Section 5.1 shall apply to any such distribution.

ARTICLE VIII MISCELLANEOUS

         SECTION VIII.1 Governing Law. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

         SECTION VIII.2 Counterparts. This Supplement may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which together shall constitute one and the same instrument.

         SECTION VIII.3 Severability of Provisions. If any one or more of the provisions or terms of this Supplement shall for any reason whatsoever be held invalid, then the unenforceable provision(s) or term(s) shall be deemed severable from the remaining provisions or terms of this Supplement and shall in no way affect the validity or enforceability of the other provisions or terms of this Supplement.

         SECTION VIII.4 Amendment, Waiver, Etc.

                  (a) In the event that federal legislation creates a new type of entity for federal income tax purposes, the "financial asset securitization investment trust" or other similar entity (a "FASIT"), Transferor may amend this Supplement in order to effect a FASIT election for all or a portion of the Trust or the Certificates; provided, that Transferor delivers an Opinion of Counsel to the Trustee to the effect that such election will not adversely affect the Federal or Subject State income tax treatment of any outstanding Series of Investor Certificates or the taxability of the Trust under Federal or Subject State income tax laws.

                  (b) This Supplement may be amended, subject to Section 13.1 of the Pooling Agreement, from time to time by Servicer, Transferor and Trustee by a written instrument signed by each of them, without the consent of any Holder; provided that such action shall not adversely affect in any material respect the interests of any Holder; and provided further that for purposes of this Supplement, any decrease in an applicable rate of interest on any Series 1996-2 Certificate or any postponement of the applicable Expected Final Payment Date for Series 1996-2 shall be deemed to materially adversely affect the interests of a Holder of a Series 1996-2 Certificate. This Supplement also may be amended, modified or waived from time to time by Servicer, Transferor and Trustee with the consent of the Required Series Holders of each Series in Group I to the extent permitted by Section 13.1 of the Pooling Agreement, and the terms of that section shall apply to any such amendment, modification or waiver.

         SECTION VIII.5 Trustee. Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplement or for or in respect of the recitals contained herein, all of which recitals are made solely by Transferor and Servicer.

         SECTION VIII.6 Instructions in Writing. All instructions given by Servicer to Trustee pursuant to this Supplement shall be in writing, and may be included in a Daily Report or Monthly Report.

         SECTION VIII.7 Rule 144A. So long as any of the Series 1996-2 Certificates are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act, Transferor shall, unless it becomes subject to and complies with the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, or rule 12g3-2(b) thereunder, provide to any Holder of such restricted securities, or to any prospective purchaser of such restricted securities designated by a Holder, upon the request of such Holder or prospective purchaser, any information required to be provided by Rule 144A(d)(4) under the Act.

         SECTION VIII.8 Supplemental Ratings Requirement. So long as any of the Series 1996-2 Certificates are outstanding, if any provision of the Purchase Agreement, the Pooling Agreement or this Supplement requires a Person or investment to have a certain rating from S&P, and such Person or investment is also rated by DCR, such provision shall be read to also require a rating from DCR that is equivalent to the required rating from S&P.

         SECTION VIII.9 Tax Characterization of the 1996-2 Certificates. It is the intention of the parties hereto that the Series 1996-2 Certificates be treated for all tax purposes as indebtedness. In the event that any of the Series 1996-2 Certificates are not so treated, it is the intention of the parties that such Certificates be treated as an interest in a partnership that owns the Transferred Assets. In the event that any of the Series 1996-2 Certificates are treated as an interest in a partnership, it is the intention of the parties that interest payable on such Certificates be treated as guaranteed payment and, if for any reason it is not so treated, that the holders of such Certificates be specially allocated gross interest income equal to the interest accrued during each Interest Period on such Certificates.

         SECTION VIII.10 Transfer Restrictions and Procedures.

                  (a) Each Series 1996-2 Certificate shall be issued as a Definitive Certificate, provided that Class A Certificates and Class B Certificates offered or sold pursuant to Regulation S will be represented initially by two separate Regulation S Temporary Book-Entry Certificates (each a "Series 1996-2 Regulation S Temporary Book-Entry Certificate"). The Series 1996-2 Regulation S Temporary Book-Entry Certificates shall be exchanged on the later of (i) 40 days after the later of (A) the Closing Date and (B) the completion of the distribution of the Series 1996-2 Certificates, as certified by the initial purchasers of such Certificates and (ii) the date on which the requisite certifications are due to and provided to the Trustee (the later of clauses (i) and (ii) is referred to as the "Series 1996-2 Exchange Date") for permanent Book-Entry Certificates (the "Series 1996-2 Unrestricted Book-Entry Certificates," and together with the Series 1996-2 Regulation S Temporary Book-Entry Certificates, the "Series 1996-2 Regulation S Book-Entry Certificates"). The Series 1996-2 Regulation S Temporary Book-Entry Certificates shall be issued in registered form, without coupons, and deposited upon the order of Transferor with the Trustee as custodian for, and registered in the name of Cede & Co., as nominee for The Depository Trust Company ("DTC"), for credit to the account of the depositaries for Euroclear and Cedel, which depositaries shall, on behalf of Euroclear and Cedel, hold the interests on behalf of Member Organizations, which have rights in respect of the Series 1996-2 Certificates credited to their securities accounts with Euroclear or Cedel from time to time. DTC shall be the Clearing Agency for the Series 1996-2 Certificates.

                  (b) (i) A Certificate Owner holding an interest in a Series 1996-2 Regulation S Temporary Book-Entry Certificate may receive payments in respect of the Class A Certificates or Class B Certificates, as applicable, on the Series 1996-2 Regulation S Temporary Book-Entry Certificate only after delivery to Euroclear or Cedel, as the case may be, of a written certification substantially in the form of a certification in the form set forth in Exhibit E, and upon delivery by Euroclear or Cedel, as the case may be, to the Transfer Agent and Registrar of a certification or certifications substantially in the form set forth in Exhibit F. The delivery by a Certificate Owner of the certification referred to above shall constitute its irrevocable instruction to Euroclear or Cedel, as the case may be, to arrange for the exchange of the Certificate Owner's interest in the applicable Series 1996-2 Regulation S Temporary Book-Entry Certificate for a beneficial interest in the applicable Series 1996-2 Unrestricted Book-Entry Certificate after the Series 1996-2 Exchange Date in accordance with clause (ii) below.

                  (ii) After (i) the Series 1996-2 Exchange Date and (ii) receipt by the Transfer Agent and Registrar of written instructions from Euroclear or Cedel, as the case may be, directing the Transfer Agent and Registrar to credit or cause to be credited to either

         Euroclear's or Cedel's, as the case may be, depositary's account a beneficial interest in the applicable Series 1996-2 Unrestricted Book-Entry Certificate in a principal amount not greater than that of the beneficial interest in the applicable Series 1996-2 Regulation S Temporary Book-Entry Certificate, the Transfer Agent and Registrar shall instruct DTC to reduce the principal amount of the applicable Series 1996-2 Regulation S Temporary Book-Entry Certificate and increase the principal amount of the applicable Series 1996-2 Unrestricted Book-Entry Certificate, by the principal amount of the beneficial interest in such Series 1996-2 Regulation S Temporary Book-Entry Certificate to be so transferred, and to credit or cause to be credited to the account of a Clearing Agency Participant with DTC a beneficial interest in such Series 1996-2 Unrestricted Book-Entry Certificate having a principal amount of the Series 1996-2 Regulation S Temporary Book-Entry Certificate that was reduced upon the transfer.

                  (iii) Upon return of the entire principal amount of a Series 1996-2 Regulation S Temporary Book-Entry Certificate to Trustee in exchange for beneficial interests in a Series 1996-2 Unrestricted Book-Entry Certificate, Trustee shall cancel such Series 1996-2 Regulation S Temporary Book-Entry Certificate by perforation and shall forthwith destroy it.

                  (c) Holders and Certificate Owners of any Class A Certificates or Class B Certificates shall not (x) transfer, assign or otherwise dispose of any such Certificate represented by a Definitive Certificate or (y) transfer, assign or otherwise dispose of any such Certificate represented by a Series 1996-2 Regulation S Book-Entry Certificate in exchange for a Definitive Certificate unless, in either case (i) such transfer is to be made to a Person which such Holder or Certificate Owner reasonably believes is a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) that is purchasing (1) for its own account or (2) for the account of a "qualified institutional buyer" (as so defined) that is, in either case, aware that such disposition is being made in reliance on Rule 144A under the Securities Act, (ii) such transfer is to be made to a Person which has provided the Trustee, Transferor and the Holder or Certificate Owner of such Certificate with a certificate to the effect that such Person is an "accredited investor" within the meaning of Rule 501(a)(1), (2), (3) or (7) of the Securities Act and such Holder or Certificate Owner has caused its prospective transferee to deliver to Transferor, Trustee and such Holder or Certificate Owner an opinion of counsel in a form satisfactory to the Trustee and Transferor, or (iii) such transfer is to be made in the United States in compliance with Rule 144 of the Securities Act if available, upon delivery of an opinion of counsel in a form satisfactory to the Trustee, Transferor and such Holder or Certificate Owner (with respect to clauses (i), (ii) and (iii) above, if the transferee is not an employee benefit plan, retirement arrangement, individual retirement account or Keogh plan subject to either Title I of ERISA or Section 4975 of the Internal Revenue Code (each, a "Plan") or an entity using "plan assets" of a Plan to purchase a Certificate), (iv) such transfer is to be made outside the United States to a Person which has provided the Trustee, Transferor and the Holder or Certificate Owner of such Certificate with a certificate to the effect that such Person is not a "U.S. person" (as defined in Rule 901 of Regulation S under the Securities Act), or (v) such transfer is to be made to the Transferor.

                  (d) If a Series 1996-2 Certificate represented by a Series 1996-2 Regulation S Book-Entry Certificate is transferred or exchanged for a Series 1996-2 Certificate represented by a Definitive Certificate, such transfer or exchange shall be made only in accordance with the following procedures.

                  (i) For transfer of a Series 1996-2 Certificate represented by a Definitive Certificate in exchange for an interest in a Series 1996-2 Regulation S Book-Entry Certificate, the Holder of the Definitive Certificate shall, subject to the rules and procedures of DTC, surrender such Definitive Certificate to the Trustee at the Corporate Trust Office, together with irrevocable directions for the Trustee to exchange or cause the exchange of such Definitive Certificate for an equivalent beneficial interest in a Series 1996-2 Regulation S Book-Entry Certificate held by or on behalf of DTC, by credit to the account of a Clearing Agency Participant specified in such directions. Upon receipt by the Trustee of such Definitive Certificate, together with such irrevocable directions and provided that all conditions specified in Section 8.10(c)(iv) have been satisfied as to such transfer, the Trustee shall instruct DTC to increase the principal amount of the applicable Series 1996-2 Regulation S Book-Entry Certificate by the aggregate principal amount of the Definitive Certificate so surrendered, and to credit or cause to be credited to the account of the Clearing Agency Participant specified in such directions a beneficial interest in such Series 1996-2 Regulation S Book-Entry Certificate equal to the principal amount of such Definitive Certificate.

                  (ii) For transfer of an interest in the applicable Series 1996-2 Regulation S Book-Entry Certificate in exchange for a Definitive Certificate, DTC shall, subject to and in accordance with the rules and procedures of DTC, give irrevocable directions for the Trustee (x) to exchange or cause the exchange of such interest for one or more Definitive Certificates in an aggregate principal amount equal to the principal amount of such interest, (y) to issue one or more Definitive Certificates in an amount equal to the beneficial interest in the Series 1996-2 Regulation S Book-Entry Certificate to be exchanged, registered in the name or names specified in such directions and (z) to deliver such Definitive Certificates upon issuance to such address or addresses specified in such directions. Upon receipt by the Trustee of such directions and provided that all conditions specified in Section 8.10(c)(i), (ii) or (iii) have been satisfied as to such transfer, the Trustee shall instruct DTC to reduce a Series 1996-2

         Regulation S Book-Entry Certificate by the aggregate principal amount of the interest in the applicable Series 1996-2 Regulation S Book-Entry Certificate to be so exchanged, and Transferor shall execute and the Trustee shall authenticate and deliver, to the address or as otherwise specified in such directions, Definitive Certificates in an aggregate principal amount equal to the beneficial interest in the applicable Series 1996-2 Regulation S Book-Entry Certificate to be so exchanged. Notwithstanding the foregoing, no transfer of an interest in any Series 1996-2 Regulation S Book-Entry Certificate in exchange for a Definitive Certificate shall be permitted prior to the Series 1996-2 Exchange Date.

                  (e) Notwithstanding Section 6.3 of the Pooling Agreement, Transferor shall not execute, and the Transfer Agent and Registrar shall not register the transfer of, any Class C Certificate (i) having a Class C Invested Amount of less than 2.1% of the sum of the aggregate Series Invested Amounts allocable to all outstanding Subject Instruments and the invested amount of the Transferor Interest at such time and, if Transferor so specifies, Enhancements, or (ii) if after giving effect to the execution or transfer of such Class C Certificate, there would be more than 20 Private Holders of Subject Instruments (unless such Class C Certificate is transferred directly by a Structured Lender to a Permitted Transferee). No transfer, assignment or other conveyance of, or sale of a participation interest in, a Class C Certificate (other than by a Structured Lender to a Permitted Transferee) shall be permitted unless the Transfer Agent and Registrar is permitted to register the same in accordance with the immediately preceding sentence. Additionally, no Class C Certificate, or portion thereof, shall be transferred (x) to any Person that is considered a partnership, Subchapter S corporation or grantor trust for federal income tax purposes or (y) on or through an "established securities market" within the meaning of Section 7704(b)(1) of the Internal Revenue Code and any proposed, temporary or final treasury regulation thereunder, including an over-the-counter-market or an interdealer quotation system that regularly disseminates firm buy or sell quotations. Any attempted transfer, assignment, conveyance, participation or subdivision in contravention of the preceding restrictions, as reasonably determined by Transferor, shall be void ab initio and the purported transferor, seller or subdivider of such Class C Certificate shall be construed to be treated as the Certificateholder of any such Class C Certificate for all purposes of the Pooling Agreement and this Supplement.

                  (f) Notwithstanding Section 6.3 of the Pooling Agreement, no Opinion of Counsel shall be required to be delivered with respect to any transfer of a Class C Certificate to a Permitted Transferee.

         IN WITNESS WHEREOF, Transferor, Servicer and Trustee have caused this Supplement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                        BFP RECEIVABLES CORPORATION, as
                                        Transferor


                                        By:    /s/  Mark Angelson
                                               ---------------------------------
                                        Name:  Mark Angelson
                                               ---------------------------------
                                        Title: Secretary
                                               ---------------------------------


                                        BIG FLOWER PRESS HOLDINGS, INC., as
                                        Servicer


                                        By:    /s/  Mark Angelson
                                               ---------------------------------
                                        Name:  Mark Angelson
                                               ---------------------------------
                                        Title: Executive Vice President
                                               ---------------------------------


                                        MANUFACTURERS AND TRADERS TRUST
                                        COMPANY, as Trustee


                                        By:    /s/  Russell T. Whitley
                                               ---------------------------------
                                        Name:  Russell T. Whitley
                                               ---------------------------------
                                        Title: Assistant Vice President
                                               ---------------------------------

                                                              EXHIBIT A - Part 1
                                                 to the Series 1996-2 Supplement

                   FORM OF CLASS A, SERIES 1996-2 CERTIFICATE

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER THE SECURITIES OR BLUE SKY LAWS OF ANY STATE IN THE UNITED STATES, AND MAY NOT BE OFFERED OR SOLD, EXCEPT PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. THIS CERTIFICATE WILL NOT BE ACCEPTED FOR REGISTRATION OF TRANSFER EXCEPT UPON PRESENTATION OF EVIDENCE SATISFACTORY TO THE REGISTRAR AND TRANSFER AGENT THAT THE RESTRICTIONS ON TRANSFER SET FORTH IN THE POOLING AGREEMENT (AS DEFINED BELOW) HAVE BEEN COMPLIED WITH.

[FOR REGULATION S BOOK-ENTRY CERTIFICATES ONLY.] [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT HEREON IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS BOOK-ENTRY CERTIFICATE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO THE DEPOSITORY TRUST COMPANY, OR A NOMINEE THEREOF, NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS BOOK-ENTRY CERTIFICATE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS REFERRED TO BELOW.]


                                     A-1-1

THE CERTIFICATEHOLDER HEREOF, BY ACCEPTING AND HOLDING THIS CERTIFICATE IS DEEMED TO HAVE REPRESENTED AND WARRANTED THAT IT IS NOT (i) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF ERISA) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (ii) A PLAN (AS DESCRIBED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED), (iii) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE "PLAN ASSETS" BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY (INCLUDING AN INSURANCE COMPANY GENERAL ACCOUNT THAT IS TREATED AS INCLUDING "PLAN ASSETS") OR (iv) ACQUIRING THIS CERTIFICATE ON BEHALF OF, OR WITH, ANY "PLAN ASSETS" OF ANY SUCH EMPLOYEE BENEFIT PLAN, PLAN OR ENTITY REFERRED TO ABOVE.

                BIG FLOWER TRADE RECEIVABLES BACKED CERTIFICATES

                       CLASS A, SERIES 1996-2 CERTIFICATE

CUSIP 144A:_________________________                   Maximum Principal Amounts
ISIN Regulation S:__________________                           $________________
CUSIP Regulation S:_________________
First Distribution Date:____________
No. R-[_______]

         THIS CERTIFIES THAT _________________ is the registered owner of a nonassessable, fully-paid, fractional undivided interest in the Big Flower Receivables Master Trust (the "Trust") that was created pursuant to (a) the Pooling and Servicing Agreement, dated as of March 19, 1996 (as the same may be amended, supplemented or otherwise modified from time to time, the "Pooling Agreement"), among BFP RECEIVABLES CORPORATION, a Delaware corporation, ("Transferor"), BIG FLOWER PRESS HOLDINGS, INC., a Delaware corporation, ("Servicer"), and MANUFACTURERS AND TRADERS TRUST COMPANY, a New York banking corporation, as trustee (together with its successors and assigns in such capacity, "Trustee") and (b) the Supplement dated as of October 4, 1996 relating to the Series 1996-2 Certificates (the "Supplement"). This Certificate is one of the duly authorized Class A, Series 1996-2 Certificates designated and issued under the Pooling Agreement and the Supplement. Except as otherwise defined herein, capitalized


                                     A-1-2
terms have the meanings that the Supplement and the Pooling Agreement assign to them. This Certificate is subject to the terms, provisions and conditions of, and is entitled to the benefits afforded by, the Pooling Agreement and the Supplement, to which terms, provisions and conditions the Holder of this Certificate by virtue of the acceptance hereof assents and by which the Holder is bound.

         The Class A, Series 1996-2 Certificates are a Senior Class and are therefore entitled to share in the benefits of the subordination of the Class B, Series 1996-2 Certificates, the Class C, Series 1996-2 Certificates and Certificates in any other Subordinated Class that may be issued from time to time to the extent set forth in the Supplement.

         Unless the certificate of authentication hereon shall have been executed by or on behalf of Trustee by the manual signature of a duly authorized signatory, this Certificate shall not entitle the Holder hereof to any benefit under the Transaction Documents or be valid for any purpose.

         This Certificate does not represent a recourse obligation of, or an interest in, Transferor, any Seller, Servicer, Trustee or any Affiliate of any of them. This Certificate is limited in right of payment to the Transferred Assets.

         By its acceptance of this Certificate, each Holder hereof (a) acknowledges that it is the intent of Transferor, and agrees that it is the intent of the Holder that, for Federal, state and local income and franchise tax purposes only, the Class A, Series 1996-2 Certificates (including this Certificate) will be treated as evidence of indebtedness secured by the Transferred Assets and the Trust not be characterized as an association taxable as a corporation, (b) agrees to treat this Certificate for Federal, state and local income and franchise tax purposes as indebtedness and (c) agrees that the provisions of the Transaction Documents shall be construed to further these intentions of the parties.

         This Certificate shall be construed in accordance with the laws of the State of New York, without regard to its conflict of laws principles, and all obligations, rights and remedies under or arising in connection with this Certificate shall be determined in accordance with the laws of the State of New York.


                                     A-1-3

          IN WITNESS WHEREOF, Transferor has caused this Certificate to be executed by its officer thereunto duly authorized.

                                            BFP RECEIVABLES CORPORATION


                                            By: ________________________________

                                              Title: ___________________________


                                     A-1-4

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Class A, Series 1996-2 Certificates referred to in the Pooling Agreement, as supplemented by the Supplement.

                                    MANUFACTURERS AND TRADERS TRUST
                                    COMPANY, as Trustee


                                    By: ________________________________________

                                      Title: ___________________________________

Dated: ____________, 1996

                                                              EXHIBIT A - Part 2
                                                 to the Series 1996-2 Supplement

                   FORM OF CLASS B, SERIES 1996-2 CERTIFICATE

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER THE SECURITIES OR BLUE SKY LAWS OF ANY STATE IN THE UNITED STATES, AND MAY NOT BE OFFERED OR SOLD, EXCEPT PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. THIS CERTIFICATE WILL NOT BE ACCEPTED FOR REGISTRATION OF TRANSFER EXCEPT UPON PRESENTATION OF EVIDENCE SATISFACTORY TO THE REGISTRAR AND TRANSFER AGENT THAT THE RESTRICTIONS ON TRANSFER SET FORTH IN THE POOLING AGREEMENT (AS DEFINED BELOW) HAVE BEEN COMPLIED WITH.

[FOR REGULATION S BOOK-ENTRY CERTIFICATES ONLY.] [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT HEREON IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS BOOK-ENTRY CERTIFICATE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO THE DEPOSITORY TRUST COMPANY, OR A NOMINEE THEREOF, NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS BOOK-ENTRY CERTIFICATE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS REFERRED TO BELOW.]


                                     A-2-1

THE CERTIFICATEHOLDER HEREOF, BY ACCEPTING AND HOLDING THIS CERTIFICATE IS DEEMED TO HAVE REPRESENTED AND WARRANTED THAT IT IS NOT (i) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF ERISA) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (ii) A PLAN (AS DESCRIBED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED), (iii) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE "PLAN ASSETS" BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY (INCLUDING AN INSURANCE COMPANY GENERAL ACCOUNT THAT IS TREATED AS INCLUDING "PLAN ASSETS") OR (iv) ACQUIRING THIS CERTIFICATE ON BEHALF OF, OR WITH, ANY "PLAN ASSETS" OF ANY SUCH EMPLOYEE BENEFIT PLAN, PLAN OR ENTITY REFERRED TO ABOVE.

                BIG FLOWER TRADE RECEIVABLES BACKED CERTIFICATES

                       CLASS B, SERIES 1996-2 CERTIFICATE

CUSIP 144A:_________________________                           $________________
ISIN Regulation S:__________________
CUSIP Regulation S:_________________
First Distribution Date:____________
No. R-[_______]

         THIS CERTIFIES THAT _________________ is the registered owner of a nonassessable, fully-paid, fractional undivided interest in the Big Flower Receivables Master Trust (the "Trust") that was created pursuant to (a) the Pooling and Servicing Agreement, dated as of March 19, 1996 (as the same may be amended, supplemented or otherwise modified from time to time, the "Pooling Agreement"), among BFP RECEIVABLES CORPORATION, a Delaware corporation, ("Transferor"), BIG FLOWER PRESS HOLDINGS, INC., a Delaware corporation, ("Servicer"), and MANUFACTURERS AND TRADERS TRUST COMPANY, a New York banking corporation, as trustee (together with its successors and assigns in such capacity, "Trustee") and (b) the


                                     A-2-2

Supplement dated as of October 4, 1996 relating to the Series 1996-2 Certificates (the "Supplement"). This Certificate is one of the duly authorized Class B, Series 1996-2 Certificates designated and issued under the Pooling Agreement and the Supplement. Except as otherwise defined herein, capitalized terms have the meanings that the Supplement and the Pooling Agreement assign to them. This Certificate is subject to the terms, provisions and conditions of, and is entitled to the benefits afforded by, the Pooling Agreement and the Supplement, to which terms, provisions and conditions the Holder of this Certificate by virtue of the acceptance hereof assents and by which the Holder is bound.

         The Class B, Series 1996-2 Certificates are a Senior Subordinated Class and are therefore subordinated to the Class A, Series 1996-2 Certificates and Certificates in any other Senior Class that may be issued from time to time to the extent set forth in the Supplement.

         As a Senior Subordinated Class, Class B, Series 1996-2 Certificates are entitled to share in the benefits of the subordination of the Class C, Series 1996-2 Certificates and Certificates in any other Junior Subordinated Class that may be issued from time to time to the extent set forth in the Supplement.

         Unless the certificate of authentication hereon shall have been executed by or on behalf of Trustee by the manual signature of a duly authorized signatory, this Certificate shall not entitle the Holder hereof to any benefit under the Transaction Documents or be valid for any purpose.

         This Certificate does not represent a recourse obligation of, or an interest in, Transferor, any Seller, Servicer, Trustee or any Affiliate of any of them. This Certificate is limited in right of payment to the Transferred Assets.

         By its acceptance of this Certificate, each Holder hereof (a) acknowledges that it is the intent of Transferor, and agrees that it is the intent of the Holder that, for Federal, state and local income and franchise tax purposes only, the Class B, Series 1996-2 Certificates (including this Certificate) will be treated as evidence of indebtedness secured by the Transferred Assets and the Trust not be characterized as an association taxable as a corporation, (b) agrees to treat this Certificate for Federal, state and local income and franchise tax purposes as indebtedness and (c) agrees that the provisions of the Transaction Documents shall be construed to further these intentions of the parties.


                                     A-2-3

         This Certificate shall be construed in accordance with the laws of the State of New York, without regard to its conflict of laws principles, and all obligations, rights and remedies under or arising in connection with this Certificate shall be determined in accordance with the laws of the State of New York.

         IN WITNESS WHEREOF, Transferor has caused this Certificate to be executed by its officer thereunto duly authorized.

                                            BFP RECEIVABLES CORPORATION


                                            By: ________________________________

                                              Title: ___________________________


                                     A-2-4

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Class B, Series 1996-2 Certificates referred to in the Pooling Agreement, as supplemented by the Supplement.

                                            MANUFACTURERS AND TRADERS TRUST
                                            COMPANY, as Trustee


                                            By: ________________________________

                                              Title: ___________________________

Dated: ____________, 1996

                                                              EXHIBIT A - Part 3
                                                 to the Series 1996-2 Supplement

                   FORM OF CLASS C, SERIES 1996-2 CERTIFICATE

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER THE SECURITIES OR BLUE SKY LAWS OF ANY STATE IN THE UNITED STATES, AND MAY NOT BE OFFERED OR SOLD, EXCEPT PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. THIS CERTIFICATE WILL NOT BE ACCEPTED FOR REGISTRATION OF TRANSFER EXCEPT UPON PRESENTATION OF EVIDENCE SATISFACTORY TO THE REGISTRAR AND TRANSFER AGENT THAT THE RESTRICTIONS ON TRANSFER SET FORTH IN THE POOLING AGREEMENT (AS DEFINED BELOW) HAVE BEEN COMPLIED WITH.

THE CERTIFICATEHOLDER HEREOF, BY ACCEPTING AND HOLDING THIS CERTIFICATE IS DEEMED TO HAVE REPRESENTED AND WARRANTED THAT IT IS NOT (i) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF ERISA) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (ii) A PLAN (AS DESCRIBED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED), (iii) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE "PLAN ASSETS" BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY (INCLUDING AN INSURANCE COMPANY GENERAL ACCOUNT THAT IS TREATED AS INCLUDING "PLAN ASSETS") OR (iv) ACQUIRING THIS CERTIFICATE ON BEHALF OF, OR WITH, ANY "PLAN ASSETS" OF ANY SUCH EMPLOYEE BENEFIT PLAN, PLAN OR ENTITY REFERRED TO ABOVE.

EACH PURCHASER REPRESENTS AND WARRANTS FOR THE BENEFIT OF BFP RECEIVABLES CORPORATION THAT SUCH PURCHASER IS NOT AND WILL NOT BECOME A PARTNERSHIP, SUBCHAPTER S CORPORATION OR GRANTOR TRUST FOR UNITED STATES FEDERAL INCOME TAX PURPOSES. [If this representation cannot be made, Transferor, Servicer or the Trustee may require the legend to contain additional


                                     A-3-1
representations.]

THIS CERTIFICATE MAY NOT BE ACQUIRED, SOLD, PARTICIPATED, TRADED OR TRANSFERRED, NOR MAY ANY INTEREST IN THIS CERTIFICATE BE MARKETED, ON OR THROUGH AN "ESTABLISHED SECURITIES MARKET" WITHIN THE MEANING OF SECTION 7704(b)(1) OF THE CODE AND ANY PROPOSED, TEMPORARY OR FINAL TREASURY REGULATION THEREUNDER, INCLUDING, WITHOUT LIMITATION, AN OVER-THE-COUNTER-MARKET OR AN INTERDEALER QUOTATION SYSTEM THAT REGULARLY DISSEMINATES FIRM BUY OR SELL QUOTATIONS.

UNLESS OTHERWISE PERMITTED BY THE SERIES 1996-2 SUPPLEMENT, THIS CERTIFICATE, OR ANY PORTION HEREOF, MAY NOT BE TRANSFERRED UNLESS (I) THIS CERTIFICATE, OR PORTION HEREOF SO TRANSFERRED, HAS A CLASS C INVESTED AMOUNT OF EQUAL TO OR GREATER THAN 2.1% OF THE SUM OF THE AGGREGATE SERIES INVESTED AMOUNTS ALLOCABLE TO ALL OUTSTANDING SUBJECT INSTRUMENTS AND THE INVESTED AMOUNT OF THE TRANSFEROR INTEREST AT SUCH TIME AND, IF TRANSFEROR SO SPECIFIES, ENHANCEMENTS, AND (II) AFTER GIVING EFFECT TO THE EXECUTION OR TRANSFER OF SUCH CERTIFICATE, THERE WOULD BE 20 OR FEWER HOLDERS OF SUBJECT INSTRUMENTS. THIS CERTIFICATE MAY NOT BE ACQUIRED, SOLD, PARTICIPATED, TRADED OR TRANSFERRED, NOR MAY ANY INTEREST IN THIS CERTIFICATE BE MARKETED, ON OR THROUGH AN "ESTABLISHED SECURITIES MARKET" WITHIN THE MEANING OF SECTION 7704(b)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED AND ANY PROPOSED, TEMPORARY OR FINAL TREASURY REGULATION THEREUNDER, INCLUDING, WITHOUT LIMITATION, AN OVER-THE-COUNTER-MARKET OR AN INTERDEALER QUOTATIONS SYSTEM THAT REGULARLY DISSEMINATES FIRM BUY OR SELL QUOTATIONS. EACH PURCHASER REPRESENTS AND WARRANTS FOR THE BENEFIT OF THE TRANSFEROR THAT SUCH PURCHASER IS NOT AND WILL NOT BECOME A PARTNERSHIP, SUBCHAPTER S CORPORATION OR GRANTOR TRUST FOR FEDERAL INCOME TAX PURPOSES. ANY ATTEMPTED TRANSFER, ASSIGNMENT, CONVEYANCE, PARTICIPATION OR SUBDIVISION IN CONTRAVENTION OF THE PRECEDING RESTRICTIONS, AS REASONABLY DETERMINED BY


                                     A-3-2

TRANSFEROR, SHALL BE VOID AB INITIO AND THE PURPORTED TRANSFEROR, SELLER OR SUBDIVIDER OF SUCH CERTIFICATE SHALL BE CONSTRUED TO BE TREATED AS THE CERTIFICATEHOLDER OF ANY SUCH CERTIFICATE FOR ALL PURPOSES OF THE POOLING AGREEMENT.

                BIG FLOWER TRADE RECEIVABLES BACKED CERTIFICATES

                       CLASS C, SERIES 1996-2 CERTIFICATE


CUSIP 144A:_________________________                           $________________
First Distribution Date:____________
No. R-[_______]

         THIS CERTIFIES THAT _________________ is the registered owner of a nonassessable, fully-paid, fractional undivided interest in the Big Flower Receivables Master Trust (the "Trust") that was created pursuant to (a) the Pooling and Servicing Agreement, dated as of March 19, 1996 (as the same may be amended, supplemented or otherwise modified from time to time, the "Pooling Agreement"), among BFP RECEIVABLES CORPORATION, a Delaware corporation, ("Transferor"), BIG FLOWER PRESS HOLDINGS, INC., a Delaware corporation, ("Servicer"), and MANUFACTURERS AND TRADERS TRUST COMPANY, a New York banking corporation, as trustee (together with its successors and assigns in such capacity, "Trustee") and (b) the Supplement dated as of October 4, 1996 relating to the Series 1996-2 Certificates (the "Supplement"). This Certificate is one of the duly authorized Class C, Series 1996-2 Certificates designated and issued under the Pooling Agreement and the Supplement. Except as otherwise defined herein, capitalized terms have the meanings that the Supplement and the Pooling Agreement assign to them. This Certificate is subject to the terms, provisions and conditions of, and is entitled to the benefits afforded by, the Pooling Agreement and the Supplement, to which terms, provisions and conditions the Holder of this Certificate by virtue of the acceptance hereof assents and by which the Holder is bound.

         The Class C, Series 1996-2 Certificates are a Junior Subordinated Class


                                     A-3-3
and are therefore subordinated to the Class A Series 1996-2 Certificates and the Class B Series Certificates in any other Senior Class that may be issued from time to time to the extent set forth in the Supplement.

         Unless the certificate of authentication hereon shall have been executed by or on behalf of Trustee by the manual signature of a duly authorized signatory, this Certificate shall not entitle the Holder hereof to any benefit under the Transaction Documents or be valid for any purpose.

         This Certificate does not represent a recourse obligation of, or an interest in, Transferor, any Seller, Servicer, Trustee or any Affiliate of any of them. This Certificate is limited in right of payment to the Transferred Assets.

         By its acceptance of this Certificate, each Holder hereof (a) acknowledges that it is the intent of Transferor, and agrees that it is the intent of the Holder that, for Federal, state and local income and franchise tax purposes only, the Class C, Series 1996-2 Certificates (including this Certificate) will be treated as evidence of indebtedness secured by the Transferred Assets and the Trust not be characterized as an association taxable as a corporation, (b) agrees to treat this Certificate for Federal, state and local income and franchise tax purposes as indebtedness and (c) agrees that the provisions of the Transaction Documents shall be construed to further these intentions of the parties.

         This Certificate shall be construed in accordance with the laws of the State of New York, without regard to its conflict of laws principles, and all obligations, rights and remedies under or arising in connection with this Certificate shall be determined in accordance with the laws of the State of New York.

         IN WITNESS WHEREOF, Transferor has caused this Certificate to be executed by its officer thereunto duly authorized.

                                            BFP RECEIVABLES CORPORATION


                                            By: ________________________________

                                              Title: ___________________________


                                     A-3-4

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Class C, Series 1996-2 Certificates referred to in the Pooling Agreement, as supplemented by the Supplement.

                                            MANUFACTURERS AND TRADERS TRUST
                                            COMPANY, as Trustee


                                            By: ________________________________

                                              Title: ___________________________

Dated: ____________, 1996

                                                                       EXHIBIT B
                                                     to Series 1996-2 Supplement


                             FORM OF DAILY REPORT

                     Intentionally omitted, not material.

                                                                       EXHIBIT C
                                                     to Series 1996-2 Supplement


                            FORM OF MONTHLY REPORT

                     Intentionally omitted, not material.

                                                                       EXHIBIT D
                                                     to Series 1996-2 Supplement

                              TERMINATION AGREEMENT

         This Termination Agreement is entered into as of _______, 1996 among BFP Receivables Corporation ("BFP"), Big Flower Press Holdings, Inc. ("Big Flower"), Bankers Trust Company ("BTCo"), Credit Suisse, as Co-Agent ("CS"), Greenwich Funding Corporation ("GFC") and Manufacturers and Traders Trust Company, as trustee (the "Trustee").

                                   Background

         A. BFP, Big Flower and the Trustee are parties to a Pooling and Servicing Agreement (the "Pooling Agreement") and a Series 1996-1 Supplement (the "1996-1 Supplement"), each dated as of March 19, 1996, pursuant to which a series of revolving trade receivables participation certificates (the "Certificates") have been issued.

         B. BFP, Big Flower, BTCo, CS and GFC are parties to a Certificate Purchase Agreement (the "CPA"), dated as of March 19, 1996, pursuant to which BTCo and GFC have purchased the Certificates and agreed to purchase certain trust interests, which are evidenced by the Certificates, from time to time.

         C. BFP intends to refinance the Certificates with proceeds from the issuance of two new series of trust certificates, and in connection with that refinancing BFP, Big Flower, BTCo, CS and GFC have agreed to terminate the Certificates, the 1996-1 Supplement and, subject to the terms of this Termination Agreement, the CPA.

                              Termination Agreement

         1. Upon payment of the amounts specified in Paragraph 2 below, the Certificates, the 1996-1 Supplement and the CPA are terminated, subject to the survival of indemnities and other rights that are stated in the CPA to survive termination of the CPA; provided that (i) any obligations of BFP under such

Sections shall be paid by BFP only to the extent that it has funds available after payment of all amounts due and owing in respect of any outstanding Certificates or Purchased Interests, and (ii) there shall be no recourse to BFP for any amount payable under such Sections if such funds are insufficient to pay such amount. In addition, the provisions of Section 10.13 of the CPA shall survive termination of the CPA.

         2. Paragraph 1 of this Termination Agreement shall become effective upon the payment by BFP to BTCo, as Agent, for the account of BTCo and GFC, of the outstanding principal amount of the Certificates, together with all accrued interest thereon, and any fees, breakage costs and expenses due and owing. Assuming no further purchases are requested, the total amount payable is $_______________.

         3. Promptly after the amounts referred to in Paragraph 2 are paid, BTCo and GFC shall return their respective Certificates to the Trustee for cancellation.

         4. BFP, Big Flower, BTCo, CS and GFC hereby instruct the Trustee to enter into this Termination Agreement and to cancel the Certificates upon their delivery to the Trustee pursuant to Paragraph 3.

         5. This Termination Agreement shall be governed by New York law, without reference to conflict of law provisions. This Termination Agreement may be executed in multiple counterparts, and by the different parties on different counterparts, and all such counterparts shall be originals but collectively shall represent but one Termination Agreement.

         IN WITNESS OF THE FOREGOING, the undersigned have caused this Termination Agreement to be executed by their respective duly authorized representatives as of the date first above mentioned.

                                            BFP RECEIVABLES CORPORATION


                                            By: ________________________________

                                              Title: ___________________________

                                            BIG FLOWER PRESS HOLDINGS, INC.


                                            By: ________________________________

                                              Title: ___________________________


                                            BANKERS TRUST COMPANY, as
                                               Agent and as a Purchaser


                                            By: ________________________________

                                              Title: ___________________________


                                            CREDIT SUISSE, as Co-Agent


                                            By: ________________________________

                                              Title: ___________________________


                                            By: ________________________________

                                              Title: ___________________________

                                            GREENWICH FUNDING
                                               CORPORATION, as a Purchaser


                                            By:  Credit Suisse, New York Branch,
                                            attorney-in-fact


                                            By: ________________________________

                                              Title: ___________________________


                                            By: ________________________________

                                              Title: ___________________________


                                            MANUFACTURERS AND TRADERS
                                               TRUST COMPANY, as Trustee


                                            By: ________________________________

                                              Title: ___________________________

                                                                       EXHIBIT E
                                                     to Series 1996-2 Supplement

              FORM OF CERTIFICATE TO BE GIVEN BY CERTIFICATE OWNER

[Euroclear                          [Cedel, societe anonyme
151 Boulevard Jacqmain              67 Boulevard Grand-Duchesse Charlotte
B-1210 Brussels, Belgium]           L-1331 Luxembourg]

         Re: Variable Rate Class A and Variable Rate Class B Trade Receivables Backed Certificates, Series 1996-2, issued pursuant to the Pooling and Servicing Agreement dated as of March 19, 1996, as amended or otherwise modified from time to time, among BFP RECEIVABLES CORPORATION, BIG FLOWER PRESS HOLDINGS, INC. and MANUFACTURERS AND TRADERS TRUST COMPANY, as Trustee (the "Certificates"). Capitalized terms used herein are defined in the Pooling and Servicing Agreement.

         This is to certify that as of the date hereof, and except as set forth below, the beneficial interest in the Certificates held by you for our account is owned by persons that are not U.S. persons (as defined in Rule 901 under the Securities Act of 1933, as amended).

         The undersigned undertakes to advise you promptly by tested telex on or prior to the date on which you intend to submit your certification relating to the Certificates held by you in which the undersigned has acquired, or intends to acquire, a beneficial interest in accordance with your operating procedures if any applicable statement herein is not correct on such date. In the absence of any such notification, it may be assumed that this certification applies as of such date.

         [This certification excepts beneficial interests in and does not relate to U.S. $_________ principal amount of the Certificates appearing in your books as being held for our account but that we have sold or as to which we are not yet able to certify.]

         We understand that this certification is required in connection with certain securities laws in the United States of America. If administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification or a copy thereof to any interested party in such proceedings.


Dated: ___________________,*                   By: ____________________________,
                                                         Account Holder

----------
* Certification must be dated on or after the 15th day before the date of the Euroclear or Cedel certificate to which this certification relates.

                                                                       EXHIBIT F
                                                     to Series 1996-2 Supplement

                       FORM OF CERTIFICATE TO BE GIVEN BY
                               EUROCLEAR OR CEDEL

[Manufacturers and Traders Trust Company]
1 M&T Plaza 7th Floor
Buffalo, New York 14203-2399]
[Name of Successor Trustee and Transfer Agent and Registrar and Address]

         Re: Variable Rate Class A and Variable Rate Class B Trade Receivables Asset-Backed Certificates, Series 1996-2, issued pursuant to the Pooling and Servicing Agreement dated as of March 19, 1996, as amended or otherwise modified from time to time, among BFP RECEIVABLES CORPORATION, BIG FLOWER PRESS HOLDINGS, INC. and MANUFACTURERS AND TRADERS TRUST COMPANY, as Trustee (the "Certificates"). Capitalized terms used herein are defined in such Pooling and Servicing Agreement.

         This is to certify that, based solely on certifications we have received in writing, by tested telex or by electronic transmission from member organizations appearing in our records as persons being entitled to a portion of the principal amount set forth below (our "Member Organizations") as of the date hereof, $__________ principal amount of the Certificates is owned by persons (a) that are not U.S. persons (as defined in Rule 901 under the Securities Act of 1933, as amended (the "Securities Act")) or (b) who purchased their Certificates (or interests therein) in a transaction or transactions that did not require registration under the Securities Act.

         We further certify (a) that we are not making available herewith for exchange any portion of the related Regulation S Temporary Book-Entry Certificate excepted in such certifications and (b) that as of the date hereof we have not received any notification from any of our Member Organizations to the effect that the statements made by them with respect to any portion of the part submitted herewith for exchange are no longer true and cannot be relied upon as of the date hereof.

         We understand that this certification is required in connection with certain securities laws of the United States of America. If administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification or a copy hereof to any interested party in such proceedings.


Date: _________________*            Yours faithfully,


* To be dated no earlier            By: ________________________________
than the applicable                 [Morgan Guaranty Trust Company of New
Series 1996-2                          York, Brussels Office, as Operator of the
Exchange Date.                         Euroclear Clearance System]
                                       [Cedel, societe anonyme]


                                       2